Exhibit 10.17

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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EXECUTION VERSION

LICENSE, DEVELOPMENT, AND COMMERCIALIZATION AGREEMENT

This License, Development, and Commercialization Agreement (the “Agreement”) is entered into this 30th day of June, 2006, (the “Execution Date”) by and between ARYx Therapeutics, Inc., a Delaware corporation having offices at 6300 Dumbarton Circle, Fremont, CA 94555 (“ARYx”), and Procter & Gamble Pharmaceuticals, Inc., an Ohio corporation having offices at One Procter & Gamble Plaza, Cincinnati, Ohio 45202 (“P&G”).

RECITALS

WHEREAS, P&G is engaged in the research, development, manufacture and commercialization of pharmaceuticals and other health care products;

WHEREAS, ARYx possesses intellectual property relating to a proprietary serotonin type 4 agonist compound known as ATI-7505;

WHEREAS, ARYx desires to maximize the commercial potential of ATI-7505; and

WHEREAS, P&G and ARYx desire to enter into a collaboration under which P&G will obtain a worldwide exclusive license to develop, manufacture and commercialize products containing such compound or certain structurally related compounds, and will have primary responsibility for clinical development, regulatory matters, manufacturing, marketing and sales of products containing such compounds, and ARYx will retain options to co-develop such products and an option to co-promote such products in the United States, all under the terms and conditions set forth below.

NOW THEREFORE, the Parties agree as follows:

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ARTICLE 1

DEFINITIONS

1.1          “AAA” has the meaning set forth in Section 15.2(d).

1.2          “Adverse Drug Experience” has the meaning set forth in Section 5.2(b).

1.3          “Affiliate” means any corporation or other business entity controlled by, controlling, or under common control with another entity, with “control” meaning (a) direct or indirect beneficial ownership of fifty percent (50%) or more of the voting stock (or, in the case of a non-corporate entity, of the equity interests with the power to direct the management and policies) of such corporation or other business entity, or (b) possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of such corporation or other business entity, whether through the ownership of voting securities, by contract, or otherwise.

1.4          “Applicable Law” means applicable laws, rules and regulations, including any applicable rules, regulations, guidelines or other requirements of the Regulatory Authorities, that may be in effect from time to time.

1.5          “Approved Japanese Affiliate” means an Affiliate of P&G that (a) immediately prior to its acquisition by P&G, was a Major Japanese Pharmaceutical Company or (b) is a joint venture between P&G and a Major Japanese Pharmaceutical Company, wherein such Major Japanese Pharmaceutical Company owns at least [*] percent of the joint venture.

1.6          “Arbitration Request” has the meaning set forth in Section 15.2(a).

1.7          “ARYx Indemnitees” has the meaning set forth in Section 13.2.

1.8          “ARYx Know-How” means all Know-How (other than any Know-How licensed to ARYx under the University of Toledo Agreement) that is (a) possessed as of the Effective Date by ARYx or any Person that is an Affiliate of ARYx on the Effective Date, (b) Controlled by ARYx or any Person that is an Affiliate of ARYx on the Effective Date, and (c) reasonably required or useful for the Exploitation of Licensed Products. For the avoidance of doubt, ARYx Know-How excludes any Know-How comprising the P&G Inventions.

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1.9          “ARYx Patents” means any and all Patents (other than any Patents licensed to ARYx under the University of Toledo Agreement) (a) (i) that constitute or issue from patent applications (1) that are filed in the U.S. or any foreign jurisdiction prior to the Effective Date or (2) that claim priority to a patent application filed in the U.S. or any foreign jurisdiction prior to the Effective Date (but excluding any claims not entitled to a priority date prior to the Effective Date), (ii) that are Controlled by ARYx or any Person that is an Affiliate of ARYx on the Effective Date, and (iii) the practice of which is reasonably required or useful for the Exploitation of Licensed Products, or (b) that are Blocking Patents. For the avoidance of doubt, ARYx Patents include the Patents listed in Exhibit A and exclude any Patents relating to the P&G Inventions.

1.10        “ARYx Technology” means ARYx Know-How and ARYx Patents.

1.11        “Assigned Inventions” has the meaning set forth in Section 10.1(b).

1.12        “Blocking Patents” means any and all Patents (other than Patents described in Section 1.9(a) or licensed to ARYx under the University of Toledo Agreement) (a) that constitute or issue from patent applications that are filed in the U.S. or any foreign jurisdiction during the term of this Agreement, (b) that are Controlled by ARYx or its Affiliate, and (c) the practice of which [*].

1.13        “Change of Control” means (a) a consolidation or merger of a Party with or into any other entity or person, or any other corporate reorganization, in which the capital stock of such Party immediately prior to such consolidation, merger or reorganization, represents less than fifty percent (50%) of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; or (b) any transaction or series of related transactions in which more than fifty percent (50%) of a Party’s voting power is transferred to a single entity or person (or affiliates thereof) (excluding transfers of Company stock to an underwriter in connection with a public offering); or (c) the consummation of a sale of all or substantially all of the assets of a Party in any transaction or series of related transactions (other than a sale of all or substantially all of the

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assets of such Party to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of such Party in substantially the same proportions as their ownership of such Party immediately prior to such sale). Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (i) on account of the acquisition of securities of a Party by any institutional investor, or affiliate thereof, that acquires the Party’s securities in a transaction or series of related transactions that are primarily a private financing transaction for the Party or (ii) a sale of assets, merger or other transaction effected exclusively for the purpose of changing domicile of the Party.

1.14        “Co-Developed Product” means a Licensed Product with respect to which ARYx has exercised its Co-Development Option.

1.15        “Co-Development Agreement” has the meaning set forth in Section 4.10(c).

1.16        “Co-Development Notice” has the meaning set forth in Section 4.10(a).

1.17        “Co-Development Option” has the meaning set forth in Section 4.10(b).

1.18        “Combination Product” means any product that contains (a) one or more Licensed Compounds and (b) one or more active pharmaceutical ingredients that are not Licensed Compounds and that have a therapeutic effect independent of the therapeutic effect of the Licensed Compound(s) in such Combination Product. For clarity, a product shall not be considered to be a Combination Product merely because it consists of a combination of a Licensed Compound with a delivery vehicle or an agent that modifies the liberation, absorption, distribution, metabolism, or excretion of such Licensed Compound.

1.19        “Commercialization” means the marketing, promotion, sale or distribution of Licensed Product in the Territory. “Commercialize” has a correlative meaning.

1.20        “Commercialization Plan” has the meaning set forth in Section 6.2(a).

1.21        “Commercially Reasonable Efforts” means with respect to the research, development or commercialization of a product, compound or process, efforts and resources that

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represent consistent success models in the research-based multinational pharmaceutical industry for a product, compound, or process at a similar stage of research, development or commercialization, and having similar market potential, but no less than the efforts and resources typically used by the applicable Party for an internally-developed product, compound, or process at a similar stage of research, development or commercialization, and having similar market potential. Commercially Reasonable Efforts shall be determined by taking into account the characteristics of the product, compound, or process, the technical risk and stage of research, development, or commercialization of the product, compound, or process, the cost-effectiveness of efforts or resources applied towards such product, compound, or process, the competitiveness of alternative Third Party products, compounds or processes that are in the relevant marketplace or for which data from [*] have been publicly presented or published, the proprietary position of the product, compound, or process, the regulatory and business environment, the likelihood of regulatory approval and product reimbursement, the profitability of the product, compound, or process, the relative potential for product liability exposure, and all other relevant factors. Commercially Reasonable Efforts shall be determined on a product, compound, or process, indication, and market basis, and it is anticipated that the level of efforts and resources will change over time reflecting changes in the status of the product, compound, or process, indication, or the market involved. Commercially Reasonable Efforts requires that the applicable Party (a) promptly assign responsibility for the work required under this Agreement to specific employee(s) or contractors who are held accountable for progress with respect thereto and monitor such progress on an on-going basis, (b) set and consistently seek to achieve specific and meaningful objectives for carrying out such work, and (c) consistently make and implement decisions and allocate resources designed to advance progress with respect to such objectives.

1.22        “Confidential Information” of a Party means all information provided by or on behalf of such Party to another Party either in connection with the discussions and negotiations pertaining to this Agreement prior to the Effective Date or during the term of this Agreement or in the course of performing this Agreement, including data; knowledge; practices; processes; ideas; research plans; engineering designs and drawings; research data; manufacturing processes and techniques; scientific, manufacturing, marketing and business plans; and financial and

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personnel matters of the disclosing Party or relating to its present or future products, sales, suppliers, customers, employees, investors or business. Notwithstanding the foregoing, (a) the terms of this Agreement and the ARYx Know-How shall be deemed the Confidential Information of both Parties, and (b) any Assigned Inventions shall be deemed the Confidential Information of P&G and not the Confidential Information of ARYx.

1.23        “Controlled” means, with respect to any intellectual property right, that the Party owns or has a license to such intellectual property right and has the ability to grant to the other Party a license, sublicense, or access (as appropriate) to, such intellectual property right as provided for herein without violating the terms of any written agreement or other binding arrangements with any Third Party existing at the time such Party would be first required hereunder to grant the other Party such license, sublicense, or access.

1.24        “Co-Promotion Agreement” has the meaning set forth in Section 6.8(a).

1.25        “Co-Promotion Notice” has the meaning set forth in Section 6.8(b).

1.26        “Co-Promotion Option” has the meaning set forth in Section 6.8(a).

1.27        “Definitive QTc Study” has the meaning set forth in Section 4.3(a).

1.28        “Development” means all activities that relate to (a) obtaining, maintaining or expanding Regulatory Approval or Pricing Approval of Licensed Product or (b) developing the ability to Manufacture clinical and commercial quantities of Licensed Product. Development includes (i) research, preclinical testing, toxicology, formulation, Manufacturing-related technology development, product characterization, analytical development, validation and transfer, and clinical studies of Licensed Product; (ii) preparation, submission, review, and development of data or information for the purpose of submission to a governmental authority to obtain, maintain or expand Regulatory Approval or Pricing Approval of Licensed Product, and outside counsel regulatory legal services related thereto; (iii) Manufacturing process development, transfer and scale-up, and validation, including for preclinical and non-clinical studies, clinical studies and commercial supply; (iv) bulk production and fill/finish work

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associated with the supply of Licensed Product for preclinical and non-clinical studies and clinical studies, pivotal stability, and related quality assurance technical support activities; (v) post-Regulatory Approval product support for Licensed Product (including Manufacturing and quality assurance technical support, and laboratory and clinical efforts directed toward the further understanding of the safety, efficacy, patient preference, or provider preference of Licensed Product); and (vi) Licensed Product-related medical affairs (including regulatory support necessary for product maintenance). “Develop” has a correlative meaning.

1.29        “Development Plan” has the meaning set forth in Section 4.2.

1.30        “Dollars” or “$” means the legal tender of the U.S.

1.31        “Drug Approval Application” means (a) in the U.S., a New Drug Application a Supplemental New Drug Application for a Licensed Product, and (b) in the rest of the Territory, an equivalent application for regulatory approval required before commercial sale or use of a Licensed Product in a regulatory jurisdiction.

1.32        “Effective Date” means the second (2nd) business day immediately following the earliest to occur of:

(a)           the date upon which the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and including such Act’s enabling regulations (collectively “HSR”) expires or terminates early, provided that no judicial or administrative proceeding opposing consummation of all or any part of this Agreement is commenced during such waiting period;

(b)           the date of completion of any judicial or administrative proceeding opposing consummation of all or any part of this Agreement without (i) the issuance of an injunction (whether temporary, preliminary or permanent) prohibiting consummation of the transactions contemplated by this Agreement or any material portion thereof and (ii) the imposition of requirements or conditions which are not reasonably satisfactory to the Parties; and

(c)           the date of removal of any and all injunctions (whether temporary,

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preliminary or permanent) prohibiting consummation of the transactions contemplated by this Agreement or any material portion thereof shall be in effect.

1.33        “EMEA” means the European Medicines Agency.

1.34        “Execution Date” has the meaning set forth in the preamble hereto.

1.35        “Executive Officer” means, in the case of ARYx, the Chief Executive Officer of ARYx, and in the case of P&G, the President of P&G.

1.36        “Exploitation” means the making, having made, importation, use, sale, offering for sale or disposition of a product or process, including the research, Development, registration, modification, enhancement, improvement, Manufacturing, storage, formulation, optimization, export, transport, or Commercialization of a product or process. When used as a verb, “Exploit” means to engage in any of the foregoing activities.

1.37        “FDA” means the U.S. Food and Drug Administration or any successor agency thereto.

1.38        “Field” means all human and animal prophylactic and therapeutic uses.

1.39        “First Commercial Sale” means, with respect to a country in the Territory, the first sale to a Third Party of a Licensed Product in such country by P&G or its Affiliate or sublicensee after the granting of Regulatory Approval with respect to such country.

1.40        “FTE” means the equivalent of the work of one (1) employee full time for one (1) calendar year (consisting of at least a total of eighteen hundred (1800) hours per calendar year). Any person who works more than eighteen hundred (1800) hours per calendar year shall be treated as a single FTE, and any person who works less than eighteen hundred (1800) hours per calendar year shall be treated as a partial FTE based upon the actual number of hours worked divided by eighteen hundred (1800).

1.41        “FTE Rate” means [*] per FTE per year.

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1.42        “GMP” has the meaning set forth in Section 1.43.

1.43        “Good Practices” means compliance with the applicable standards contained in then-current “Good Laboratory Practices,” “Good Manufacturing Practices” (“GMP”) or “Good Clinical Practices,” in each case as promulgated by the FDA and all analogous guidelines promulgated by the EMEA or the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.44        “IBS Indication” means treatment of (a) an irritable bowel syndrome indication or (b) a symptom thereof, provided that the label indication that is approved or, prior to approval of the relevant Drug Approval Application, the label indication that is being sought, specifically refers to such symptom as being associated with an irritable bowel syndrome indication.

1.45        “IND” means an investigational new drug application in the U.S. or any equivalent Regulatory Submission in the Territory.

1.46        “Indemnified Party” has the meaning set forth in Section 13.3.

1.47        “Indemnifying Party” has the meaning set forth in Section 13.3.

1.48        “Infringement” has the meaning set forth in Section 10.3(a).

1.49        “Japan Sublicensee” means any sublicensee of P&G with respect to Japan.

1.50        “JJSC” has the meaning set forth in Section 2.7(b).

1.51        “JSC” has the meaning set forth in Section 3.1.

1.52        “Know-How” means inventions, discoveries, trade secrets, information, experience, data, formulas, procedures, processes, methods and results, including physical, chemical, biological, toxicological, pharmacological, clinical, and veterinary data, dosage regimens, control assays and product specifications, in each case whether or not confidential or proprietary, but excluding any Patents.

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1.53        “Knowledge” means the collective good faith understanding of each of the vice presidents, senior vice presidents, president and chief executive officer of a Party of the facts and information then in their possession without any duty to conduct any specific investigation with respect to such facts and information.

1.54        “Licensed Compound” means (a) the ARYx compound known as ATI-7505; or (b) any other compound included in a chemical genus claimed generally or specifically in U.S. Patent [*], as of or after the Execution Date.

1.55        “Licensed Product” means any product that contains a Licensed Compound, and including all formulations and modes of administration thereof. For the purpose of this Agreement, two Licensed Products shall be considered the same Licensed Product if and only if each active pharmaceutical ingredient in one such Licensed Product (or an acid form, base form, metabolite, prodrug, ester, salt form, crystalline polymorph, hydrate, solvate or optical isomer of such active pharmaceutical ingredient) is also present in the other such Licensed Product in more than trace amounts. Similarly, two Licensed Products shall be considered different Licensed Products if and only if, for at least one active pharmaceutical ingredient in one such Licensed Product, the other Licensed Product does not contain (other than in trace amounts) such active pharmaceutical ingredient or any acid form, base form, metabolite, prodrug, ester, salt form, crystalline polymorph, hydrate, solvate or optical isomer of such active pharmaceutical ingredient. For clarity, one active pharmaceutical ingredient shall not be considered to be a metabolite or a prodrug of another active pharmaceutical ingredient merely because such active pharmaceutical ingredients generate the same intended metabolite [*] when administered to a patient or as a break-down product. For further clarity, for the purpose of this Section 1.55, [*]

1.56        “Losses” has the meaning set forth in Section 13.1.

1.57        “Major EU Country” means the United Kingdom, France, Germany, Italy, or Spain.

1.58        “Major Japanese Pharmaceutical Company” means a research-based pharmaceutical company that, based on annual pharmaceutical sales in Japan in the previous

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year, is one of the [*] pharmaceutical companies in Japan.

1.59        “Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, inspection, receiving, holding and shipping of the Licensed Compound, the Licensed Product, or any raw materials or packaging materials with respect thereto, or any intermediate of any of the foregoing, including process and cost optimization, process qualification and validation, commercial manufacture, stability and release testing, quality assurance and quality control.

1.60        “Material” has the meaning set forth in Section 4.4.

1.61        “Net Sales” means, for any period, the gross invoice price of Licensed Product sold or otherwise disposed of (other than for use as clinical supplies or free samples) for consideration by P&G or its Affiliates to Third Parties other than sublicensees, reduced by the following amounts (calculated in accordance with generally accepted accounting principles consistently applied by P&G and its Affiliates across its product lines), if not previously deducted from the amount invoiced: (a) amounts actually allowed as trade, volume or quantity discounts, including early pay cash discounts; (b) amounts repaid or credited by reason of defects, recalls, accrued or actual returns, rebates and allowances of goods or because of retroactive price reductions specifically identifiable to the Licensed Product; (c) rebates and administrative fees paid to medical health care organizations in line with approved contract terms; (d) rebates resulting from government (or agency thereof) mandated rebate programs or chargeback programs; (e) rebates paid to wholesalers for inventory management programs or distribution management agreements, in accordance with P&G practice reasonably consistently applied; (f) discounts pursuant to indigent patient programs and patient discount programs to include coupons and vouchers to the extent included in Net Sales; (g) retroactive and temporary price reductions that are actually allowed or granted; (h) sales commissions paid to Third Party distributors or selling agents (which shall not include sales organizations, whether contract or internal to P&G); (i) sales or excise taxes, custom duties, and other governmental charges (including payments made to United Kingdom government departments under the UK Pharmaceutical Pricing Regulatory Scheme (PPRS) or similar programs, and government taxes,

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charges or penalties, such as French Social Security rebates, which payments need not be calculated in accordance with generally accepted accounting principles) imposed directly on and actually paid by P&G or its Affiliates; and (j) transportation costs, including insurance and shipping, freight, and handling charges, to the extent billed separately to customers.

When calculating the Net Sales, the amount of such sales in foreign currencies shall be converted into Dollars using the standard methodologies employed by P&G for consolidation purposes. P&G shall provide reasonable documentation of the calculation and reconciliation of the conversion figures on a country-by-country basis as part of its report of Net Sales for the period covered under the report.

If P&G or its Affiliates receive non-cash consideration for Licensed Product sold or otherwise transferred to an independent Third Party, Net Sales for such sale or transfer will be determined based on the average of the gross invoice prices charged to other independent Third Parties in respect of cash sales during the applicable reporting period.

With respect to sales of a Combination Product, the invoice price of such Combination Product shall be set by P&G in good faith, and Net Sales of the Combination Product shall be determined using the following formulae:

(1)           If the Licensed Compound and the other active pharmaceutical ingredient(s) contained in the Combination Product are marketed separately, the Net Sales for purposes of calculating royalty payments will be the result obtained by multiplying the Net Sales of the Combination Product by the fraction A/A+B, where A is the invoiced price of the Licensed Compound in the Combination Product, and B is the sum of the then-lowest invoiced price in the country for each of the other active pharmaceutical ingredients in the Combination Product. Notwithstanding the foregoing, if, with respect to any of the other active pharmaceutical ingredients in the Combination Product, there is [*] of an [*] that [*] the [*] of such other active pharmaceutical ingredient, the [*] of such other active pharmaceutical ingredient [*], or the [*] of such other active pharmaceutical ingredient that is included in the

Combination Product, then the Net Sales for purposes of calculating royalty payments will be determined [*]

(2)           If the Combination Product includes other active pharmaceutical ingredients which are not sold separately (but the Licensed Compound contained in the Combination Product is available separately), the Net Sales for purposes of calculating royalty payments will be the result of multiplying the Net Sales of the Combination Product by the fraction A/C, where A is as defined above and C is the invoiced price of the Combination Product.

(3)           If neither the Licensed Compound nor the other active pharmaceutical products contained in the Combination Product are sold separately, or if only the Licensed Compound is not sold separately, P&G shall in good faith propose (after discussion with ARYx) the percentage of the revenue from such Combination Product that is attributable to the Licensed Compound and shall notify ARYx in writing of such proposal not less than 90 days prior to commencing sales of such Combination Product. Unless P&G receives written objection from ARYx to such proposal within 90 days following ARYx ‘s receipt of such proposal, then such percentage of the revenues attributed to the Combination Product shall be the Net Sales for the purposes of computing royalties under this Agreement. In the event that ARYx objects to P&G’s proposal, ARYx and P&G shall negotiate in good faith to reach a mutually acceptable determination within 90 days. If no resolution is reached within such period, then either Party may refer the dispute to arbitration pursuant to Section 15.2.

1.62        “New Drug Application” means a New Drug Application as defined in the U.S. Federal Food, Drug and Cosmetic Act, as amended, and regulations promulgated thereunder, or any successor application or procedure required to market or sell a drug in the United States.

1.63        “Notice” has the meaning set forth in Section 16.5.

1.64        “OTC Licensed Product” means a Licensed Product that can be legally purchased in the country of sale without a prescription.

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1.65        “OUSJ Territory” means all countries in Territory other than the U.S. and Japan.

1.66        “P&G Fiscal Year” means the period from July 1 of a given calendar year to June 30 of the succeeding calendar year.

1.67        “P&G Indemnitees” has the meaning set forth in Section 13.1.

1.68        “P&G Inventions” means all inventions (whether or not patentable) that arise from activities conducted by or at the request of either Party under this Agreement.

1.69        “P&G Know-How” means all Know-How that is (a) possessed as of the Effective Date by P&G or its Affiliates or that is developed or acquired pursuant to activities conducted by or at the request of either Party under this Agreement (including Know-How licensed from Third Parties in furtherance of such activities), (b) Controlled by P&G or its Affiliates, and (c) reasonably required or useful for the Exploitation of Licensed Products.

1.70        “P&G Patents” means any and all Patents that (a) that constitute or issue from patent applications (i) that are filed in the U.S. or any foreign jurisdiction prior to the Effective Date or during the term of this Agreement or (ii) that claim priority to a patent application filed in the U.S. or any foreign jurisdiction prior to the Effective Date or during the term of this Agreement (but excluding any claims not entitled to a priority date prior to the end of the term of this Agreement) (b) are Controlled by P&G or its Affiliates, and (c) are reasonably required or useful for the Exploitation of Licensed Products.

1.71        “P&G Technology” means P&G Know-How and P&G Patents.

1.72        “Party” means ARYx or P&G individually, and “Parties” means ARYx and P&G collectively.

1.73        “Patent Challenge” has the meaning set forth in Section 10.3(a).

1.74        “Patents” means (a) all patents and patent applications (including provisional applications), (b) any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection

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certificates and the like of the foregoing, and (c) any foreign or international equivalents of any of the foregoing.

1.75        “PDEs” have the meaning set forth in Section 6.8(c).

1.76        “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.77        “Phase II Trial” means that portion of the clinical development program that provides for the well-controlled clinical trials of a Licensed Product in human patient population to determine the safe and effective dose range in the proposed therapeutic indication, as more fully defined in 21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent in any foreign country.

1.78        “Phase III Trial” means any clinical study of any Licensed Product that is initiated after the end of the Phase II meeting with the FDA for such Licensed Product, and that is designated to deliver the required statistical endpoints, to gather additional information about effectiveness and safety necessary to evaluate the overall benefit-risk profile of the drug, to satisfy regulatory requirements for drug approval, and to provide an adequate basis for acceptable drug labeling, as more fully defined in 21 C.F.R. § 312.21(c), or its successor regulation, or the equivalent in any foreign country.

1.79        “Prescription Licensed Product” means a Licensed Product that is not an OTC Licensed Product.

1.80        “Pricing Approval” means, with respect to a particular regulatory jurisdiction, any approval with respect to pricing or reimbursement of Licensed Product from any applicable Regulatory Authority that is required to be obtained in order to market Licensed Product in such regulatory jurisdiction or that is required to market Licensed Product in such regulatory

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jurisdiction in a commercially reasonable manner.

1.81        “QTc Milestone Date” means the date of [*] of the Definitive QTc Study.

1.82        “Recipient” has the meaning set forth in Section 12.2.

1.83        “Recovery” has the meaning set forth in Section 10.3(d).

1.84        “Regulatory Approval” means, with respect to a particular regulatory jurisdiction, the approval of a Drug Approval Application by the applicable Regulatory Authority in such regulatory jurisdiction and such other regulatory approvals, other than Pricing Approvals, as are required in order to market the Licensed Product in such regulatory jurisdiction.

1.85        “Regulatory Authority” means any supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities regulating or otherwise exercising authority with respect to the Exploitation of the Licensed Product.

1.86        “Regulatory Submissions” means all applications, filings, dossiers and the like submitted to a Regulatory Authority in the Territory for the purpose of obtaining Regulatory Approval from that Regulatory Authority in the Territory, including INDs and Drug Approval Applications.

1.87        “s-GERD Milestone Date” means the latest to occur of (a) the date on which P&G receives from ARYx those results and analyses from the s-GERD Trial that are described in the statistical analysis plan for such trial as of the Effective Date, (b) the date on which P&G receives from ARYx those additional analyses described in Exhibit B, and (c) the date on which P&G receives from ARYx the [*] with respect to such trial with [*] sufficient to allow P&G to analyze the data contained therein.

1.88        “s-GERD Trial” means the s-GERD study being conducted by or on behalf of ARYx as of the Effective Date (i.e., trial 709).

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1.89        “Sublicense Agreement” has the meaning set forth in Section 2.6.

1.90        “Sublicensee Revenue” has the meaning set forth in Section 8.8.

1.91        “Subsequent NCE” means a Licensed Product other than a Licensed Product for which an IND was first filed in the U.S. or a Major EU Country prior to the date of the earliest First Commercial Sale.

1.92        “Supplemental New Drug Application” means a Supplemental New Drug Application, as defined in the United States Federal Food, Drug and Cosmetic Act, as amended, and applicable regulations promulgated thereunder.

1.93        “Target Audience” means [*]

1.94        “Territory” means the entire world.

1.95        “Third Party” means any person or entity other than a Party or its Affiliates.

1.96        “Trademarks” shall have the meaning set forth in Section 10.5.

1.97        “University of Toledo Agreement” means that certain License, Development, and Commercialization Agreement by and between ARYx and the University of Toledo, dated February 21, 2005.

1.98        “U.S.” means the United States of America.

1.99        “Valid Claim” means, with respect to a particular country, (a) any claim of an issued and unexpired Patent in such country that (i) has not been held permanently revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal and (ii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise in such country; or (b) a claim of a pending Patent application, which claim (i) has not been abandoned or finally disallowed without the possibility of appeal and (ii) has not been pending for more than [*] from the date on which such claim was

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first filed.

ARTICLE 2

LICENSES

2.1          License to P&G. Subject to the terms and conditions of this Agreement, ARYx hereby grants to P&G and its Affiliates, under the ARYx Technology, an exclusive (even as to ARYx and its Affiliates) royalty-bearing license (with the right to sublicense through multiple tiers of sublicensees) to Exploit Licensed Products in the Field in the Territory;  provided, however, that P&G and its Affiliates may grant sublicenses only with the prior written consent of ARYx, which consent shall not be unreasonably withheld. Exhibit C contains a list of countries with respect to which, as of the Execution Date, P&G is considering granting one or more sublicenses under the license granted in this Section 2.1. Such list is provided for informational purposes only and shall not be binding on either Party for any purpose.

2.2          License to ARYx. Subject to the terms and conditions of this Agreement, P&G hereby grants to ARYx, under the P&G Technology, a non-exclusive, royalty-free license solely to the extent necessary to conduct those Development responsibilities assigned to ARYx under the Development Plan. ARYx may grant sublicenses under such license solely to subcontractors retained by ARYx in accordance with Section 2.10.

2.3          ARYx Reserved Rights. Notwithstanding anything in this Agreement to the contrary, ARYx reserves the limited right under the ARYx Technology to conduct those Development responsibilities assigned to it under the Development Plan.

2.4          No Non-Permitted Use. Each Party hereby covenants that it will not, nor will it cause or permit any of its Affiliate or sublicensees to knowingly use or practice, directly or indirectly, any ARYx Technology (in the case of P&G) or P&G Technology (in the case of ARYx) for any purposes other than those expressly permitted by this Agreement.

2.5          No Other Licenses. Neither Party grants to the other Party any rights or licenses

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in or to any intellectual property, whether by implication, estoppel, or otherwise, other than the license rights that are expressly granted under this Agreement.

2.6          Sublicense Agreements. P&G shall, in each agreement under which it grants a sublicense under the license set forth in Section 2.1 (each, a “Sublicense Agreement”), require the sublicensee, at P&G’s election, to assign to P&G if such sublicense terminates, or grant to P&G in that event a freely sublicensable exclusive license under, (a) all Regulatory Submissions and Regulatory Approvals held or possessed by such sublicensee and (b) all Patents and Know-How Controlled by such sublicensee relating to the Licensed Product or its use, Manufacture, sale, or importation. Each Sublicense Agreement shall also include (i) diligence obligations no less stringent than those set forth in Sections 4.5 and 6.3; (ii) a direct indemnity by the sublicensee in favor of ARYx similar in scope to that set forth in Section 13.2; and (iii) a provision making ARYx an express third party beneficiary of such Sublicense Agreement. At the election of P&G, each Sublicense Agreement may also include a provision that terminates such Sublicense Agreement upon the termination of the license set forth in Section 2.1.

2.7          Sublicensing in Japan.

(a)           P&G shall be permitted to Exploit each Licensed Product in Japan under its own control (i.e., by itself or an Affiliate or through a Third Party contractor that is not a sublicensee under the license granted in Section 2.1) solely if (i) no later than [*] after [*] with respect to such Licensed Product, P&G delivers written notice to ARYx that it plans to Exploit such Licensed Product in Japan under its own control and (ii) (1) P&G will conduct such Exploitation through an Approved Japanese Affiliate or (2) P&G provides ARYx with evidence that demonstrates, to ARYx’s reasonable satisfaction, P&G’s capability to Exploit Licensed Products in Japan under its own control. If the criteria in subsections (i) and (ii) are both satisfied, then no JJSC shall be formed pursuant to Section 2.7(b) with respect to such Licensed Product.

(b)           In the event that P&G does not notify ARYx pursuant to Section 2.7(a)(i) that it intends to Exploit a Licensed Product in Japan or if P&G is unable to satisfy the

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requirements set forth in Section 2.7(a)(ii), the Parties shall form a Joint Japanese Sublicensee Committee (“JJSC”) with respect to the Exploitation in Japan of such Licensed Product. The JJSC shall be responsible for managing the search for and selection of the Japan Sublicensee with respect to such Licensed Product and for overseeing any negotiations with such Japan Sublicensee. Any Japan Sublicensee and any Sublicense Agreement with any Japan Sublicensee shall be subject to the prior approval of the JJSC. The JJSC shall be a subcommittee of the JSC and shall decide all matters by consensus, with each Party having one collective vote, and any disputes that cannot be resolved by the JJSC in a reasonable time period shall be submitted to the JSC for resolution in accordance with Section 3.5. For clarity, P&G shall have the sole right and responsibility to enter into a Sublicense Agreement with any Japan Sublicensee once such Sublicense Agreement and Japan Sublicensee are approved by the JJSC.

2.8          Third Party Agreements. P&G shall be solely responsible for obtaining, at its sole expense, any licenses from Third Parties that P&G determines, in its sole discretion, are required in order to lawfully Exploit Licensed Products in the Field in the Territory. P&G shall use Commercially Reasonable Efforts to ensure that (a) each Third Party clinical trial, contract manufacturing, or service agreement entered into by P&G or its Affiliates with respect to the Licensed Products contains provision(s) permitting such Third Party contract to be assigned in accordance with Section 14.6(b)(v) and (b) any Third Party Know-How or Patents that are licensed by P&G from a Third Party and that would be P&G Technology if Controlled by P&G will be sublicensable to ARYx under the license granted by P&G to ARYx pursuant to Section 14.6(b)(i).

2.9          Transition. ARYx shall use Commercially Reasonable Efforts to perform promptly, to the reasonable satisfaction of P&G, the activities set forth on Exhibit D, at the sole expense of ARYx.

2.10        Subcontracting. Either Party may delegate to any of its Affiliates, or subcontract, the performance of its respective activities hereunder without the consent of the other Party. With respect to any such subcontracting arrangement, the subcontracting Party shall oversee the performance by its subcontractors of such activities, in a manner that would be

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 reasonably expected to result in their timely and successful completion. Each Party shall remain responsible for the performance of its delegated or subcontracted activities in accordance with this Agreement.  ARYx shall use Commercially Reasonable Efforts to cause any Person performing any Development activities on ARYx’s behalf to assign any P&G Inventions to ARYx, and P&G shall use Commercially Reasonable Efforts to cause any Person performing any Development activities on P&G’s behalf to assign any P&G Inventions to P&G. ARYx shall obtain P&G’s written consent prior to entering into a subcontracting agreement under which any Person performing any Development activities on ARYx’s behalf is not obligated to assign to ARYx those P&G Inventions resulting from such activities.

ARTICLE 3

GOVERNANCE

3.1          Joint Steering Committee. Within twenty (20) days after the Effective Date, ARYx and P&G shall form a joint steering committee (“JSC”) consisting of three (3) representatives from ARYx and three (3) representatives from P&G. Each Party may replace its JSC representatives at any time upon prior written notice to the other Party. Each Party shall designate one of its representatives as a co-chair of the JSC, and such co-chairs shall serve as the primary points of contact between the Parties with respect to matters relating to this Agreement and to resolve issues or disagreements between the Parties, as needed. JSC membership shall evolve from over time as the project progresses so that each Party’s combined membership represents the key functions (such as Development or Commercialization) that are the current focus of work on Licensed Products. Notwithstanding the foregoing, JSC decisions will be made pursuant to Section 3.5.

3.2          Meetings of the JSC. The JSC shall meet at least four (4) times every calendar year, alternating between ARYx’s facilities and P&G’s facilities, or such other location mutually agreed by the Parties, on such dates and at such times as agreed to by P&G and ARYx. JSC members may attend meetings in person or, as long as each attendee is able to hear the others, by telephone or by video conference; provided, however, that at least two (2) JSC members from

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each Party must be present in person at one JSC meeting per calendar quarter and, subject to the last two (2) sentences of this Section 3.2, at least one (1) representative of each Party must participate in any other meeting of the JSC for such meeting to be effective. No JSC member shall be permitted to send a designee in his or her place to a JSC meeting. The co-chairs of the JSC shall be responsible for agreeing on an agenda for each such meeting. Each Party may permit such visitors to attend meetings of the JSC as the JSC determines. Each Party shall be responsible for its own expenses for participating in the JSC and any subcommittee thereof. The Parties acknowledge and agree that ARYx has the right, but not the obligation, to participate in the JSC with respect to Commercialization activities, and ARYx may waive its right to participate in any decision relating to Commercialization activities at any time. Any such waiver shall be governed by the terms of Section 16.8.

3.3          Responsibilities of the JSC. The JSC shall have the responsibility and authority to:

(a)           Oversee the Development, Regulatory Approval, and Commercialization of Licensed Products in the Field in the Territory;

(b)           Review and approve the overall strategy for Development in the Field in the Territory, including the clinical trials contemplated by Section 4.3;

(c)           Review and approve any proposed amendments or updates to the Development Plan;

(d)           Monitor the Development of Licensed Product in the Field in the Territory in light of the Development Plan;

(e)           Discuss the requirements for Regulatory Approval in applicable countries in the Territory and oversee regulatory matters with respect to Licensed Product in the Territory;

(f)            Review the Commercialization Plan and any proposed amendments or updates thereto;

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(g)           Monitor the commercialization of Licensed Product in the Territory in light of the Commercialization Plan;

(h)           Establish subcommittees, oversee the activities of all subcommittees so established, and address disputes or disagreements arising in all such subcommittees;

(i)            Regularly monitor the overall health of the relationship between the Parties and recommend corrective actions as needed;

(j)            Establish a subcommittee to coordinate the initial transfers of various information, documents and materials with respect to the Licensed Product from ARYx to P&G hereunder;

(k)           Oversee the activities of the JJSC;

(l)            Oversee decisions by the Parties regarding the prosecution, maintenance, enforcement and defense of the ARYx Patents hereunder and any other intellectual property matters arising hereunder;

(m)          subject to Section 3.4, address disputes or disagreements between the Parties with respect to scientific, technical or business issues concerning the Development or Commercialization of Licensed Products; and

(n)           Perform such other functions as the Parties may agree in writing.

3.4          Areas Outside the JSC’s Authority. The JSC shall have no authority other than that expressly set forth in Section 3.3 and, specifically, shall have no authority (a) to amend or interpret this Agreement, (b) to determine whether or not a Party has met its diligence or other obligations under the Agreement, (c) to determine whether or not a breach of this Agreement has occurred, or (d) to address any disputes or disagreements between the Parties with respect to any payment owed or alleged to be owed by one Party to the other Party.

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3.5          JSC Decisions.

(a)           Consensus; Good Faith; Action Without Meeting. The JSC shall decide all matters by consensus, with each Party having one collective vote. Consistent with Section 3.6, the members of the JSC shall act in good faith to cooperate with one another and to reach agreement with respect to issues to be decided by the JSC. Action that may be taken at a meeting of the JSC also may be taken without a meeting if a written consent setting forth the action so taken is signed by the co-chairs of the JSC.

(b)           Failure to Reach Consensus. In the event that the members of the JSC cannot come to consensus within fifteen (15) days with respect to any matter over which the JSC has authority and responsibility, the JSC shall submit the respective positions of the Parties with respect to such matter for discussion in good faith by the Parties’ respective Executive Officers. If such individuals are not able to mutually agree upon the resolution to such matter within fifteen (15) days after the JSC’s submission to them, then the Executive Officer of P&G shall have the right to decide such matter; provided, however, that no decision by the Executive Officer of P&G will relieve P&G of its diligence obligations under Sections 4.5 and 6.3; and provided, further, that any dispute with respect to the design of the Definitive QTc Study shall be submitted to [*] (or another mutually agreed, independent Third Party expert) in the event that the Executive Officers are unable to resolve such dispute within such period, and such person’s resolution of such dispute shall be binding on each of the Parties.

3.6          Operating Principles. The Parties hereby acknowledge and agree that the deliberations and decision-making of the JSC and any subcommittee thereof shall be in accordance with the following operating principles:

(a)           Subject to subsection (c) below, time is of the essence in addressing the market for the Licensed Product.

(b)           Subject to subsection (c) below, the Parties mutual objective is to maximize the commercial success of the Licensed Product, consistent with sound and ethical business and scientific practices.

(c)           The JSC, and any subcommittee thereof, shall use commercially

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reasonable judgment in making its decisions, taking into account applicable costs, delays, technical risks, potential liabilities, and other relevant factors.

ARTICLE 4

DEVELOPMENT

4.1          Overview. Subject to Sections 4.3(c), 4.3(d), and 4.10, P&G shall be primarily responsible for the Development of Licensed Product in the Field in the Territory. Each Party shall use Commercially Reasonable Efforts to perform all Development activities assigned to it in the Development Plan and shall perform such Development activities in accordance with the Development Plan. P&G shall bear all costs associated with Development of Licensed Product in the Field in the Territory, as set forth in more detail in Section 4.9, except as otherwise provided expressly herein or in any Co-Development Agreement. For the avoidance of doubt, ARYx shall have no obligation to perform any Development activities (other than the activities required by Section 2.9 or, with its prior written consent, activities set forth in the initial Development Plan or any updates thereto).

4.2          Development Plan.

(a)           Scope. The Development of each Licensed Product under this Agreement shall be governed by a worldwide development plan (each, a “Development Plan”). Each Development Plan, as updated from time to time pursuant to Section 4.2(c), shall (i) list key activities and dates for Development of the applicable Licensed Product in key markets in the Territory from the date of such Development Plan through Regulatory Approval and First Commercial Sale of such Licensed Product in the intended indication(s) in such key markets and (ii) describe in detail the proposed overall program of Development for the applicable Licensed Product in the Territory for a rolling [*] period, including preclinical studies, toxicology, formulation, process development, clinical studies, regulatory plans and other elements of obtaining Regulatory Approval(s) in each applicable country, as well as timelines for key Regulatory Authority meetings, Drug Approval Applications and Regulatory Approvals. Each

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Development Plan shall include a summary of estimated Development expenses of the program expected to be incurred during the Development process through obtaining Regulatory Approval for each proposed indication and route of delivery, only to the extent such expenses are to be incurred initially by ARYx (e.g., expenses incurred by ARYx and reimbursed by P&G pursuant to Section 4.9). In the event of any inconsistency between the Development Plan and this Agreement, the terms of this Agreement shall prevail.

(b)           Initial Development Plan. Promptly after the Effective Date, P&G shall prepare an initial Development Plan in consultation with ARYx, and, no later than [*] after the Effective Date, P&G shall submit such Development Plan to the JSC for review and approval. Such initial Development Plan shall describe key activities and dates for Development of Licensed Products in the Territory from the date of such Development Plan through Regulatory Approval and First Commercial Sale of such Licensed Product in key markets.

(c)           Updates to the Development Plans. Prior to the commencement of each P&G Fiscal Year and at such other times as P&G deems appropriate, P&G shall update the existing Development Plan for each Licensed Product to cover the upcoming [*], to take into account completion or cessation of Development activities or commencement of new Development activities not contemplated by the then-current Development Plan. Such proposed Development Plan shall be submitted to the JSC no later than [*] prior to the commencement of the applicable P&G Fiscal Year, for review and approval.

4.3          Specific Clinical Trials.

(a)           Definitive QTc Study. No later than [*] after the Effective Date, the JSC shall determine the design to be submitted to the FDA and the EMEA for a human clinical trial using the approach outlined in the FDA ICH E14 guidance for industry entitled “E14 Clinical Evaluation of QT/QTc Interval Prolongation and Proarrhythmic Potential for Non-Antiarrhythmic Drugs” in order to test whether the drug causes a clinically significant delay in ventricular repolarization (the “Definitive QTc Study”). The Parties acknowledge that (i) it may be necessary to conduct additional Phase I testing prior to the selection of doses to be tested

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in the Definitive QTc Study, (ii) after results from such Phase I testing are available, it will be necessary to obtain agreement from the FDA (and possibly the EMEA) with respect to the dose selection for the Definitive QTc Study, and (iii) as a result, the approval of the design of the Definitive QTc Study approved by the JSC by the deadline specified above may not include complete information regarding dose selection (in which case, such design shall include a description of how the appropriate dose selection will be determined).

(b)           Additional Safety and Efficacy Trial. If P&G pays the Tier 4 milestone payment pursuant to Section 8.2(a)(i), then P&G shall (i) commence a clinical safety and efficacy trial (other than the Definitive QTc Study) in a gastrointestinal indication selected by the JSC with [*] within [*] after the s-GERD Milestone Date, or (ii) if such additional clinical safety and efficacy trial is already underway at the time of s-GERD Milestone Date, P&G shall complete such study within a reasonable period. It is understood that the timing commitment in subsection (i) is contingent on the availability of adequate clinical supplies and the availability of enabling toxicology studies, and is subject to P&G’s rights to terminate this Agreement pursuant to Section 14.3(b).

(c)           Exploratory Gastroparesis Trial. P&G recognizes ARYx’s interest in the completion of an exploratory clinical trial of ATI-7505 for gastroparesis during the [*] after the Effective Date. The JSC shall consider such trial and its timetable relative to drug availability and sequencing of other high priority studies, and shall make a decision whether or not to conduct and fund such trial, not later than [*] after the later to occur of (i) the QTc Milestone Date and (ii) the achievement of a Tier 1 or Tier 2 s-GERD milestone (as described in Exhibit B), or the subsequent completion of a successful Phase II Trial for s-GERD in the event of the achievement of a Tier 3 or Tier 4 s-GERD milestone (as described in Exhibit B).

(d)           Other Clinical Trials  From time to time, ARYx may propose to the JSC that additional clinical trials be conducted for development of indications relevant to those physicians in the Target Audience. The JSC shall determine whether such trials are a sound investment and a sound technical and liability risk and whether they should receive priority over other possible Licensed Product investments. If a trial proposed by ARYx under this Section 4.3(d)

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is approved by the JSC, the JSC shall determine whether such trials should be managed by P&G or ARYx.

4.4          Materials Transfer. ARYx shall transfer to P&G, at a mutually agreed time and in a mutually agreed manner, such quantities of ATI-7505 active pharmaceutical ingredient and ATI-7505 drug product then in inventory, and such other materials on hand related to ATI-7505 described in Exhibit E, in each case to the extent Controlled by ARYx (collectively, “Material”). Notwithstanding the foregoing, the Materials set forth under the heading [*] shall only be transferred to P&G upon P&G’s request. P&G shall pay for all transferred Material in accordance with Section 4.9 and Exhibit E.

4.5          Diligent Development. P&G shall use Commercially Reasonable Efforts to Develop and Commercialize Licensed Products in each country in the Territory for [*], and each additional indication for which there is reasonable basis for efficacy.    Without limiting the generality of the foregoing:

(a)           Definitive QTc Study.  Subject to the availability of necessary clinical supplies, the availability of enabling toxicology data and reports, and timely agreement by the FDA and the EMEA with respect to the applicable protocol (other than any lack of availability or delay caused by P&G’s failure to use Commercially Reasonable Efforts), P&G agrees to commence the Definitive QTc Study no later than [*] after the Effective Date; provided, however, that in the event additional Phase I studies are required to be conducted prior to commencement of the Definitive QTc Study in order to select and justify the doses for such study, P&G shall have the right to delay the commencement of the Definitive QTc Study until the conclusion of such Phase I studies, provided that P&G uses Commercially Reasonable Efforts to complete such Phase I studies. The Parties anticipate that the need for such Phase I studies would delay the commencement of the Definitive QTc Study by approximately [*].

(b)           [*].  Subject to the availability of necessary clinical supplies, the availability of enabling toxicology data and reports, and timely agreement by the FDA and the EMEA with respect to the applicable protocol (other than any lack of availability or delay caused

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by P&G’s failure to use Commercially Reasonable Efforts), P&G shall commence a [*] of a Licensed Product for a gastrointestinal indication no later than [*] after the Effective Date.

(c)           [*]. Subject to the availability of necessary clinical supplies (other than any lack of availability caused by P&G’s failure to use Commercially Reasonable Efforts), for each Licensed Product being Developed for a particular indication, P&G shall commence a [*] for such Licensed Product in such indication not later than [*] after the [*] in which the [*] substantially the same in cost and structure as the [*] proposed by P&G.

Any material failure by P&G to comply with the obligations set forth in this Section 4.5 shall be deemed to be a breach of a material obligation under this Agreement, for which ARYx may exercise its termination rights under Article 14 or any other available remedies at law or in equity.

4.6          Development Reports. Each Party shall present to the JSC at each JSC meeting a written report that summarizes, in reasonable detail, all Development activities performed by such Party and its Affiliates, sublicensees, and Third Party contractors since the last such report by such Party, and compares such performance with the goals and timelines set forth in the Development Plan. For the purpose of this Section 4.6, a hard copy or an electronic copy of a presentation, slides or exhibits shall be deemed to be a “written report.”  In the event the costs and expenses with respect to any Development activity described in any such report are reimbursable, in whole or in part, by the non-reporting Party, the reporting Party shall include in such report an analysis of the costs and expenses incurred in connection with such activity in light of the amounts budgeted for such activity in the Development Plan. Each Party shall also promptly provide the JSC or the other Party with any additional information regarding its Development of the Licensed Product reasonably requested thereby.

4.7          Standards of Conduct. Each Party shall perform, and shall ensure that its Affiliates, sublicensees, and Third Party contractors perform, the Development activities for which it is responsible under the Development Plan in accordance with Good Practices and Applicable Law.

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4.8          Development Limitations. Neither Party may conduct or have conducted on its behalf, or enable any Third Party to conduct (other than investigator-initiated trials which would be approved through P&G’s grant review team), any clinical activities on, or with respect to, any Licensed Product that are not approved under the Development Plan or by the JSC (or, in the event of a dispute, pursuant to Section 3.5(b) or Section 15.2, as the case may be).

4.9          Development Expenses. ARYx shall be responsible for all costs and expenses incurred by or on behalf of ARYx prior to the Effective Date, except for those costs and expenses set forth in Exhibit E that are listed as payable by P&G, which will be reimbursed by P&G. To the extent that P&G and ARYx agree that ARYx will perform Development activities after the Effective Date (other than those listed in Exhibit D, the costs and expenses of which activities shall be borne by ARYx), P&G shall be responsible for all pre-agreed costs and expenses incurred by or on behalf of ARYx in connection with such Development activities to the extent such expenses meet all of the following criteria:  (a) such activities are set forth in the Development Plan as modified from time to time pursuant to Section 4.2(c) and are listed in the budget set forth therein as expenses to be incurred by ARYx; (b) the total costs and expenses incurred by ARYx for each such activity does not exceed the corresponding budgeted amount for such activity by more than [*] or are approved by the JSC; and (c) the costs and expenses for ARYx personnel and administrative time are calculated based on the FTE Rate (or such other FTE rate mutually agreed by the Parties in writing), without any markup, where the FTE Rate is intended to cover the fully-loaded costs and expenses of ARYx with respect to such FTEs, including any salary, benefits, retirement, occupancy, travel, office supply, systems communications, depreciation and any other overhead expenses incurred in connection with such FTEs. In no event shall ARYx be obligated to perform any Development activities (other than those listed in Exhibit D) that would cause it to incur expenses that will not be reimbursed by P&G. Reimbursement of ARYx by P&G pursuant to this Section 4.9 shall be made only with respect to amounts actually incurred by ARYx. Unless the Parties agree otherwise, any payments due to ARYx pursuant to this Section 4.9 shall be made on a quarterly basis, based on written invoices submitted by ARYx to P&G, and shall be due [*] days after P&G’s receipt of the applicable invoice. As between the Parties, except as otherwise provided pursuant to a Co-

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Development Agreement, P&G shall be responsible for all costs and expenses incurred by or on behalf of P&G, its Affiliates, or its sublicensees in connection with Development of Licensed Products.

4.10        Option to Co-Develop.

(a)           No later than [*] after [*] of the first [*] for each different Licensed Product, P&G shall provide written notice to ARYx of such [*] of a [*], which notice shall be accompanied by an updated Development Plan for such Licensed Product and an estimated budget with respect to the Development activities set forth therein (the “Co-Development Notice”). For the purpose of this Section 4.10, “Commencement of a Phase III Trial” means first dosing of the first patient in a Phase III Trial.

(b)           ARYx shall have the option with respect to each Licensed Product with respect to which ARYx has received a Co-Development Notice (each, a “Co-Development Option”) to co-develop such Licensed Product pursuant to a Co-Development Agreement (as defined below), which option shall be exercisable by written notice to P&G for [*] after ARYx’s receipt of the Co-Development Notice. In the event that ARYx does not exercise its Co-Development Option with respect to a Licensed Product within such period, ARYx shall have no further rights under this Section 4.10 with respect to such Licensed Product.

(c)           Following exercise of the Co-Development Option, P&G and ARYx shall enter into good faith negotiations and use commercially reasonable efforts to agree on a definitive co-development agreement (a “Co-Development Agreement”) with respect to the relevant Licensed Product. The Co-Development Agreement for such Co-Developed Product, which may take the form of a stand-alone agreement or an amendment to this Agreement, shall outline the overall framework for the Parties’ co-development effort in the U.S., including roles and responsibilities of the Parties and the mechanism for sharing of the costs with respect to the applicable Co-Developed Product and for sharing of the profit generated by the applicable Co-Developed Product in the U.S. The Co-Development Agreement shall include the terms set forth on Exhibit F (along with additional terms and conditions customary in the industry for an

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agreement of this type). If, despite good faith efforts, the Parties are unable to reach agreement on a mutually acceptable Co-Development Agreement for a particular Licensed Product, then ARYx’s co-development right with respect to such Licensed Product shall lapse and neither Party shall have the right to have the terms of a Co-Development Agreement, to the extent not set forth in Exhibit F, decided by arbitration pursuant to Section 15.2. For clarity, the terms and conditions of this Agreement (other than as set forth in Exhibit F) do not apply to any Co-Developed Product unless and until the terms of this Agreement are amended or superseded by a mutually executed Co-Development Agreement.

(d)           ARYx’s Co-Development Option shall terminate as to all Licensed Products upon any Change of Control of ARYx or upon the assignment of this Agreement by ARYx to an entity of which ARYx owns, directly or indirectly, fifty percent (50%) or less of the voting securities or the equity interests having the power to direct the management and policies of such entity. For clarity, a Change of Control of ARYx shall not affect any co-development rights possessed by ARYx as a result of exercising a Co-Development Option prior the closing of the Change of Control transaction.

ARTICLE 5

REGULATORY

5.1          Regulatory Submissions.

(a)           As between the Parties, P&G shall have sole responsibility for preparing and filing all Regulatory Submissions in the Field in the Territory, including preparing all reports required in connection with the submission of any Drug Approval Application in the Territory, and shall use Commercially Reasonable Efforts to obtain Regulatory Approvals in the Territory and, where applicable, Pricing Approvals. All Regulatory Submissions for Licensed Products in the Field in the Territory shall be filed in the name of P&G or one of its Affiliates or sublicensees, and, as between the Parties, P&G shall be responsible for all communications and other dealings with the regulatory agencies relating to the Licensed Products in the Field in the

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Territory. ARYx shall transfer to P&G ownership of ARYx’s Regulatory Submissions and Regulatory Approvals for Licensed Products in the Field in the Territory as of the Effective Date (including any INDs for Licensed Products in the Field Controlled by ARYx as of the Effective Date) on a date mutually agreed by the Parties, which date shall be as soon as reasonably practicable after the later to occur of the following dates:

(i)        the [*] day after the Effective Date; and

(ii)       the [*] after the fulfillment by ARYx of the applicable [*] with respect to the s-GERD Trial (but not later than the [*] after the last patient has completed all assessments required by the protocol for the s-GERD Trial).

The Parties shall work together in good faith to ensure that P&G receives the regulatory documents referenced in the final section of Exhibit D at least [*] prior to the transfer of ownership of Regulatory Submissions and Regulatory Approvals for Licensed Products in the Field in the Territory pursuant to this Section 5.1(a). As between the Parties, P&G shall be the legal and beneficial owner of all Regulatory Submissions and Regulatory Approvals for Licensed Products in the Field in the Territory, in each case that are assigned by ARYx to P&G hereunder or developed or obtained, as applicable, by or on behalf of P&G, its Affiliates or sublicensees.

(b)           The JSC shall develop and implement procedures for drafting and review of any Drug Approval Application with respect to the U.S., the European Union or any Major EU Country for a Licensed Product in the Field, which shall provide ARYx not less than [*] to provide substantive comments. P&G shall consider ARYx’s comments on each such Drug Approval Application in good faith; provided, however, that P&G shall have the right to make all final decisions relating to the content of each such Drug Approval Application.

(c)           P&G shall promptly notify ARYx of all Regulatory Submissions that it submits, and, at ARYx’s request, shall promptly provide ARYx with a copy (which may be wholly or partly in electronic form) of such Regulatory Submissions. P&G will provide ARYx with reasonable advance notice of any scheduled meeting with any Regulatory Authority relating to Development or any Drug Approval Application in the Territory, and ARYx shall have a

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limited right to have one ARYx employee or contractor attend (without a speaking role unless otherwise agreed by the Parties in advance) any such meeting, to the extent permitted by Applicable Law. P&G also shall promptly furnish ARYx with summaries of all material correspondence or material meetings with any Regulatory Authority relating to Development, Regulatory Submissions or a Regulatory Approval in the Territory, and P&G shall, at ARYx’s request, promptly furnish ARYx with copies of such correspondence or copies of minutes of such meetings.

(d)           Following approval of a Drug Approval Application for a Licensed Product, P&G shall retain primary responsibility for dealings with the applicable Regulatory Authority with respect to such Licensed Product, including filing all supplements and other documents with such Regulatory Authority with respect to such Drug Approval Application.

5.2          Complaints and Adverse Event Reporting.

(a)           Complaints. Each Party shall maintain a record of any and all complaints it receives with respect to the Licensed Product as required by Applicable Law. ARYx shall notify P&G in reasonable detail of any complaint received by it relating to any Licensed Product within forty-eight (48) hours after receiving the complaint, and in any event in sufficient time to allow P&G to comply with any and all regulatory and other requirements imposed upon it in any jurisdiction in which the Licensed Product is being marketed.

(b)           Adverse Event Reporting. Without limitation of Section 5.2(a), P&G shall inform ARYx, in writing and with reasonable specificity, of the types of information that P&G requires in order for P&G to comply with its pharmacovigilance responsibilities under Applicable Law, including any written notice of Adverse Drug Experiences received by ARYx from pre-clinical or clinical laboratory, animal toxicology and pharmacology studies, clinical trials and commercial experiences with the Licensed Product, and ARYx shall provide P&G with all such information in ARYx’s possession and Control from time to time. “Adverse Drug Experience” means (i) any finding from tests in laboratory animals or in vitro that suggests a significant risk for human subjects including reports of mutagenicity, teratogenicity or

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carcinogenicity and (ii) any undesirable, untoward or noxious event or experience associated with the clinical, commercial or other use, or occurring following administration, of the Licensed Product in humans, occurring at any dose, whether expected and whether considered related to or caused by the Licensed Product, including such an event or experience as occurs in the course of the use of the Licensed Product in professional practice, in a clinical trial, from overdose, whether accidental or intentional, from abuse, from withdrawal or from a failure of expected pharmacological or biological therapeutic action of the Licensed Product, and including those events or experiences that are required to be reported to the FDA under 21 C.F.R. Sections 312.32 or 314.80, or to foreign Regulatory Authorities under corresponding Applicable Law outside the United States.

5.3          Product Withdrawals and Recalls. In the event that any regulatory agency (a) threatens in writing or initiates any action to remove any Licensed Product from the market in any country in the Territory or (b) requires P&G, its Affiliates, or its sublicensees to distribute a “Dear Doctor” letter or its equivalent regarding use of a Licensed Product in the Field, P&G shall notify ARYx of such event within one (1) business day after P&G becomes aware of the action, threat or requirement (as applicable). P&G shall notify, and shall use Commercially Reasonable Efforts to consult with, ARYx prior to initiating a recall or withdrawal of a Licensed Product in the U.S., Japan, or a Major EU Country; provided, however, that the final decision as to whether to recall or withdraw a Licensed Product in the Field in the Territory shall be made by P&G in its sole discretion. P&G shall be responsible for conducting any recalls or taking such other necessary remedial action with respect to the Licensed Product in the Field in the Territory. P&G shall bear all costs and expenses with respect to any such recall or remedial action.

ARTICLE 6

COMMERCIALIZATION

6.1          General. Subject to the remainder of this Article 6, P&G shall have sole responsibility and decision-making authority for Commercialization activities, all of which shall be carried out in accordance with the Commercialization Plan. P&G shall be responsible for all

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costs and expenses associated with the Commercialization activities, except as provided in Section 6.8.

6.2          Commercialization Plan.

(a)           The Parties acknowledge and agree that a long-term commercialization plan is necessary to guide Development of the Licensed Product in the Field toward the applicable product profile and to achieve optimal labels and positioning for the Licensed Product. No later than [*] after the [*] and further subject to Section 6.2(b), P&G shall deliver to the JSC for its review and comment a draft written commercialization plan setting forth all anticipated Commercialization activities to be performed with respect to Licensed Products in the [*] by or on behalf of P&G (including market studies, launch plans, detailing and promotion), as well as projected timelines for such activities (the “Commercialization Plan”). P&G shall consider in good faith all reasonable comments received from the JSC with respect thereto and shall submit any revisions to such plan to the JSC for review.

(b)           It is understood that the initial Commercialization Plan delivered pursuant to Section 6.2(a) will likely include only a summary and timeline of the anticipated marketing activities with respect to the indications and countries in and for which Regulatory Approval is being sought. After approval of the initial Commercial Plan, P&G shall provide updates to the JSC at each JSC meeting regarding P&G’s then-current plans for Commercialization of Licensed Products in the U.S., Japan, and each Major EU Country. Moreover, within sixty (60) days of database lock for the first Phase III Trial, P&G shall deliver to the JSC a more detailed version of the Commercialization Plan. Such Commercialization Plan (and each update thereto) shall include (i) an outline of key activities and dates for Commercialization of Licensed Products in the Territory over the subsequent [*] and (ii) a more detailed description of the proposed Commercialization activities to be performed with respect to Licensed Products in the [*] for a rolling [*] period, which detailed description shall include at least the following items: (A) a description of P&G’s anticipated marketing activities (both pre- and post-launch), including the plans to use key opinion leaders and focus groups; (B) sales projections, [*]; (C) any requirements for additional marketing studies; (D) competitive analysis including specific

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actions to mitigate competitive threats; and (E) planned promotional material and sales/detailing protocols (with the understanding that, prior to the applicable Regulatory Approval, such material will be in concept form only based on the target product profile). Without limiting the generality of the foregoing, no later than the filing of Drug Approval Application for a particular Licensed Product United States or a Major EU Country, P&G shall provide the JSC with an updated Commercialization Plan that specifically addresses the marketing of such Licensed Product in such country.

(c)           P&G shall update the Commercialization Plan on an annual basis as follows:  P&G shall provide the JSC with a draft update to the Commercialization Plan for the upcoming [*] no later than [*] of each year. P&G shall consider in good faith all reasonable comments received from the JSC with respect thereto and shall submit any revisions to such update to the JSC for review. P&G may, at its election, update the Commercialization Plan between annual updates by following the same procedure.

(d)           In the event of any inconsistency between the Commercialization Plan and this Agreement, the terms of this Agreement shall prevail.

6.3          Diligent Commercialization. P&G shall use Commercially Reasonable Efforts to Commercialize Licensed Products in each country in the Territory for each indication for which it receives Regulatory Approval. Without limiting the generality of the foregoing, P&G shall satisfy each of the following requirements, in each case subject to the availability of necessary supplies of Licensed Product (other than any lack of availability caused by P&G’s failure to use Commercially Reasonable Efforts):

(a)           In the U.S. and each other country in the Territory in which there is no Pricing Approval for a particular Licensed Product, P&G shall undertake the commercial launch of each Licensed Product promptly after, and in any case not later than [*] after, the first date on which Regulatory Approval is granted with respect to such Licensed Product in such country; and

(b)           In each other country in the Territory, P&G shall undertake the

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commercial launch of each Licensed Product promptly after, and in any case not later than [*] after, the first date as of which both Regulatory Approval and Pricing Approval have been granted with respect to such country; provided, however, that P&G shall not be obligated pursuant to this Section 6.3(b) to undertake a commercial launch in any country in which such launch is not commercially reasonable, considering either conditions in such country or the effect such launch might have on the commercial prospects of such Licensed Product in other countries.

Any material failure by P&G to comply with the obligations set forth in this Section 6.3 shall be deemed to be a breach of a material obligation under this Agreement, for which ARYx may exercise its termination rights under Article 14 or any other available remedies at law or in equity.

6.4          Commercialization Reports. Commencing after the JSC’s review of the initial detailed Commercialization Plan submitted by P&G pursuant to the third sentence of Section 6.2(b), P&G shall present to the JSC at each JSC meeting a written report that summarizes, in reasonable detail, all Commercialization activities performed by P&G and its Affiliates, sublicensees, and Third Party contractors since the last such report by P&G, and compares such performance with the goals and timelines set forth in the Commercialization Plan. For the purpose of this Section 6.4, a hard copy or an electronic copy of a presentation, slides or exhibits shall be deemed to be a “written report.”  P&G shall also promptly provide the JSC or ARYx with any additional information regarding Commercialization of the Licensed Product reasonably requested thereby.

6.5          Standards of Conduct. P&G shall perform, or shall ensure that its Affiliates, sublicensees and Third Party contractors perform, all Commercialization activities in a good scientific and ethical business manner and in compliance with Applicable Law.

6.6          Sales Force Training. P&G shall develop and conduct training programs specifically relating to the Licensed Products for its relevant sales representatives. P&G agrees to utilize such training programs on an ongoing basis to assure a consistent, focused promotional

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strategy.

6.7          Launch of OTC Licensed Products. Except to the extent that the FDA or EMEA (as appropriate) requires P&G to do so, P&G shall not promote, market, or sell a particular OTC Licensed Product in the U.S. or a Major EU Country earlier than the first to occur of (a) the date of actual launch in the applicable country of a generic product containing the same Licensed Compound as such OTC Licensed Product (or an acid form, base form, metabolite, prodrug, ester, salt form, crystalline polymorph, hydrate, or solvate of such Licensed Compound, or an optical isomer of such Licensed Compound solely in the event that such optical isomer is approved by the applicable Regulatory Authority as a generic version of such Licensed Compound); (b) the date [*] before the expected launch in the applicable country of a generic product containing the same Licensed Compound as such OTC Licensed Product (or an acid form, base form, metabolite, prodrug, ester, salt form, crystalline polymorph, hydrate, or solvate of such Licensed Compound, or an optical isomer of such Licensed Compound solely in the event that the applicable Regulatory Authority has been asked to approve such optical isomer as a generic version of such Licensed Compound); (c) the date [*] before expiration of the last-to-expire ARYx Patent in such country covering such OTC Licensed Product or the manufacture, use, or sale of a such OTC Licensed Product; and (d) a final, unappealable decision by a court or governmental agency of competent jurisdiction within the applicable country that permanently invalidates, revokes or renders unenforceable the last ARYx Patent in such country covering such OTC Licensed Product or the manufacture, use, or sale of such OTC Licensed Product. P&G shall keep ARYx reasonably apprised of any efforts by the FDA or EMEA to require such earlier promotion, marketing or selling of a particular OTC Licensed Product in the U.S. or a Major EU Country and shall provide ARYx with copies of all written communications between P&G (or P&G’s counsel or representative) and the FDA or EMEA regarding such matter. P&G shall keep ARYx reasonably apprised of any efforts by P&G to launch any OTC Licensed Product in the U.S. or a Major EU Country and shall notify ARYx in writing of any Regulatory Submissions in connection therewith.

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6.8          Option to Co-Promote.

(a)           P&G hereby grants to ARYx an option (a “Co-Promotion Option”) to co-promote each Licensed Product in the U.S. to the Target Audience in accordance with a co-promotion agreement (a “Co-Promotion Agreement”) to be negotiated in good faith and entered into by the Parties promptly following ARYx’s exercise of the Co-Promotion Option with respect to a particular Licensed Product.

(b)           P&G shall give ARYx prompt written notice of the FDA’s first acceptance of filing of an Drug Approval Application in the U.S. for a particular Licensed Product, and shall provide with such notice a summary of its marketing plan for the launch and estimated first year’s commercial sales of such Licensed Product (collectively, the “Co-Promotion Notice”). Such summary shall indicate the anticipated date of First Commercial Sale of the applicable Licensed Product in the U.S. ARYx may exercise its Co-Promotion Option with respect to a particular Licensed Product by written notice to P&G at any time after ARYx receives a Co-Promotion Notice with respect thereto; provided, however, that (i) if ARYx exercises its Co-Promotion Option for a particular Licensed Product within [*] after its receipt of the Co-Promotion Notice for such Licensed Product, ARYx’s co-promotion activities with respect to such Licensed Product shall not commence until the First Commercial Sale of such Licensed Product and (ii) if ARYx exercises its Co-Promotion Option with respect to a particular Licensed Product more than [*] after its receipt of the Co-Promotion Notice for such Licensed Product, ARYx’s co-promotion activities with respect to such Licensed Product shall not commence until the first day of the [*] that commences at least [*] after the date of such exercise of the Co-Promotion Option.

(c)           The Co-Promotion Agreement shall outline the overall framework for the co-promotion effort, including the roles and responsibilities of the Parties and the number and percentage of primary detail equivalents (“PDEs”) to the Target Audience to be provided by ARYx. The Co-Promotion Agreement will include the terms set forth in Exhibit G (along with additional terms and conditions customary in the industry for an agreement of this type). If, despite good faith efforts, the Parties are unable to reach agreement on a mutually acceptable Co-Promotion Agreement for a particular Licensed Product, then ARYx’s co-promotion right with respect to such Licensed Product shall lapse and neither Party shall have the right to have the

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terms of a Co-Promotion Agreement, to the extent not set forth in Exhibit G, decided by arbitration pursuant to Section 15.2. For clarity, the terms and conditions of this Agreement (other than as set forth in Exhibit G) do not apply to any co-promoted Licensed Product unless and until the terms of this Agreement are amended or superseded by a mutually executed Co-Promotion Agreement.

ARTICLE 7

MANUFACTURE AND SUPPLY

7.1          Manufacturing Responsibility. As between the Parties, P&G shall have the sole responsibility and decision-making authority with respect to the Manufacturing of Licensed Products in bulk and finished form for use by P&G, its Affiliates, and its sublicensees in the Field in the Territory, and for use by ARYx pursuant to the Development Plan.

7.2          Transfer of Manufacturing Technology.

(a)           As soon as reasonably possible after the Effective Date, at ARYx’s expense, ARYx shall transfer to P&G or a Third Party manufacturer designated by P&G, or at P&G’s election, both P&G and such Third Party manufacturer (i) all information Controlled by ARYx as of the Effective Date reasonably useful or necessary to enable P&G or such Third Party manufacturer (as appropriate) to Manufacture the Licensed Product, including such information as is reasonably useful or necessary to replicate the processes employed by or on behalf of ARYx as of the Effective Date to Manufacture Licensed Product for use in the Field and (ii) an up-to-date development history with respect to the Licensed Product. In addition, upon P&G’s request within [*] after the Effective Date (which request shall be in P&G’s sole discretion), ARYx shall use commercially reasonable efforts (which efforts shall not include the payment of any consideration) to (1) obtain consent from SCI Pharma, Inc. to assign to P&G that certain agreement between ARYx and SCI Pharma, Inc., dated June 20, 2005 and (2) obtain consent from Corum Inc. to assign to P&G that certain agreement between ARYx and Corum Inc., dated August 15, 2005. Upon receipt of such consent, ARYx shall assign such agreement(s) to P&G

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and P&G agrees to accept such assignment(s). In the event that, notwithstanding such commercially reasonable efforts, ARYx is unable to obtain one or both of such consents, the Parties shall cooperate in good faith in order to obtain for P&G, for a reasonable time period, such supplies of materials as P&G shall reasonably require in connection with its Development activities hereunder.

(b)           P&G and its Third Party manufacturer(s) shall use any information transferred pursuant to Section 7.2(a) in accordance with the license granted in Section 2.1 and solely for the licensed use and for no other purpose.

(c)           Prior to requesting the transfer by ARYx of any information to a Third Party manufacturer pursuant to this Section 7.2, P&G shall cause such Third Party manufacturer to enter into a confidentiality agreement with ARYx that binds such Third Party manufacturer to obligations with respect to such information that are substantially equivalent to those of Article 12 of this Agreement.

ARTICLE 8

PAYMENTS

8.1          Upfront Payment. P&G shall pay to ARYx a non-refundable, non-creditable payment of Twenty-Five Million Dollars ($25,000,000) within [*] after the Effective Date.

8.2          Development Milestones. P&G shall notify ARYx within [*] after the occurrence of an achievement of each milestone event giving rise to a payment obligation under Sections 8.2(b) through (f), and P&G shall pay ARYx the indicated amount no later than [*] after receipt of a written invoice from ARYx with respect any payment obligation under this Section 8.2.

(a)           Initial Milestones.

(i)        s-GERD Milestones. P&G shall make one of the following milestone payments to ARYx based upon the tier in which the results of the s-GERD study fall

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(according to the criteria set forth in Exhibit B), unless P&G timely exercises its right to terminate this Agreement pursuant to Section 14.3(a):

Tier	Payment

Tier 1	[*]

Tier 2	[*]

Tier 3	[*]

Tier 4	[*]

For the avoidance of doubt, in no circumstances shall P&G be obligated to pay more than one milestone with respect to the s-GERD Trial.

(ii)       QTc Milestones. P&G shall disclose to ARYx, in writing, the data from, and analysis of, the Definitive QTc Study as soon as reasonably practicable after P&G receives such data and analysis, and in any event no later than [*] after the QTc Milestone Date with respect to the raw, analyzable data from the Definitive QTc Study and [*] after the QTc Milestone Date with respect to the analysis of such data in accordance with the agreed statistical analysis plan. P&G shall include with such analysis written notification to ARYx of the milestone event arising from such data and results. P&G shall make one of the following milestone payments to ARYx based upon the tier in which the results of the Definitive QTc Study fall (according to the criteria set forth in Exhibit H), unless P&G timely exercises its right to terminate this Agreement pursuant to Section 14.3(b):

Tier	Payment

Tier 1	[*]

Tier 2	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

At the same that P&G pays a “Tier 1” milestone payment, P&G shall pay an additional, one-time milestone payment of [*] (the “QTc Bonus”) to ARYx if, in the Definitive QTc Study, [*]. Furthermore, P&G shall pay a one-time milestone payment of [*] upon the first Regulatory Approval of a Licensed Product in the U.S. if [*].

(b)           [*] Indication. P&G shall make each of the following milestone payments to ARYx with respect to the first occurrence of the corresponding milestone event with respect to a Licensed Product (other than a [*]) for [*] indication (which may be the IBS Indication).

Event	Payment

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

(c)           [*] Indication. P&G shall make each of the following milestone payments to ARYx with respect to the first occurrence of the corresponding milestone event with respect to a Licensed Product (other than a [*]) for a [*] indication (calculated without counting the IBS Indication, if applicable).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Event	Payment

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

(d)           [*] Indication. P&G shall make each of the following milestone payments to ARYx with respect to the first occurrence of the corresponding milestone event with respect to a Licensed Product (other than a [*]) for a [*] indication (calculated without counting the IBS Indication, if applicable).

Event	Payment

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

(e)           IBS. P&G shall make each of the following milestone payments to ARYx with respect to the first occurrence of the corresponding milestone event with respect to a Licensed Product (other than a [*]) for the IBS Indication. Notwithstanding the foregoing, in the event that the IBS Indication is the [*] for which a Licensed Product is Developed, P&G shall make the applicable milestone payment in Section 8.2(b) in lieu of a payment under this Section 8.2(e), and shall make payment under this Section 8.2(e) with respect to the first occurrence of the corresponding milestone event with respect to a Licensed Product (other than a [*]) for the [*] other than the IBS Indication.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Event	Payment

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

(f)            [*]  P&G shall make each of the following milestone payments to ARYx with respect to the first occurrence of the corresponding milestone event with respect to a Licensed Product (other than a [*]) for a [*] indication:

Event	Payment

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

(g)           Clarification. For clarity, each of the milestone payments set forth in Sections 8.2(b) through (e) shall be made only once, and each of the milestone payments set forth in Section 8.2(f) shall be made once and only once for each [*] indication. [*]  For further clarity, in the event that Regulatory Approval is granted for both daytime s-GERD and nocturnal s-GERD based on a single Drug Approval Application that covers both daytime s-GERD and nocturnal s-GERD, daytime s-GERD and nocturnal s-GERD shall be deemed a single indication

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

for purposes of this Agreement, but in the event that Regulatory Approval is granted for daytime s-GERD and nocturnal s-GERD based on separate Drug Approval Applications for daytime s-GERD and nocturnal s-GERD, daytime s-GERD and nocturnal s-GERD each shall be deemed a distinct indication for purposes of this Agreement.

(h)           Reductions. The milestone payments for approval of a Drug Approval Application listed in Sections 8.2(b) through (f) will be reduced by [*] if the approved label for the relevant Licensed Product triggering such milestone payment includes [*].

8.3          [*] Milestones. For each [*], P&G shall make each of the milestone payments indicated below to ARYx with respect to the first occurrence of the corresponding milestone event with respect to such [*] for a particular indication. For clarity, developmental milestone payments for [*] will be [*] governed by this Section 8.3 [*].

Event	Payment

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

P&G shall notify ARYx within [*] after the occurrence of an achievement of each milestone event giving rise to a payment obligation under this Section 8.3, and P&G shall pay ARYx the indicated amount no later than [*] after receipt of a written invoice from ARYx.

8.4          Commercialization Milestones. P&G shall make each of the milestone payments indicated below to ARYx after aggregate, cumulative Net Sales of all Prescription

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Licensed Products in the Territory first reach the corresponding dollar values.

Aggregate, Cumulative Net Sales (Worldwide)	Payment

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

P&G shall notify ARYx within [*] after the occurrence of an achievement of each milestone event giving rise to a payment obligation under this Section 8.4, and P&G shall pay ARYx the indicated amount no later than [*] after receipt of a written invoice from ARYx.

8.5          Royalties.

(a)           Prescription Licensed Products in U.S. Subject to Sections 8.6, 8.7 and 9.1, for each Prescription Licensed Product, P&G shall pay to ARYx, in the manner set forth in Section 9.1, incremental royalties on Net Sales of such Prescription Licensed Product by P&G and its Affiliates in the U.S. at a royalty rate determined by total Net Sales in the U.S. of such Prescription Licensed Product in each calendar year as follows:

Calendar Year U.S. Net Sales	Royalty Rate

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(b)           Prescription Licensed Products outside U.S. and Japan. Subject to Sections 8.6, 8.7 and 9.1, for each Prescription Licensed Product, P&G shall pay to ARYx, in the manner set forth in Section 9.1, incremental royalties on Net Sales of such Prescription Licensed Product by P&G and its Affiliates in the OUSJ Territory at a royalty rate determined by total Net Sales in the OUSJ Territory of such Prescription Licensed Product in each calendar year as follows:

Calendar Year Net Sales (ex-U.S., ex-Japan)	Royalty Rate

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

(c)           Prescription Licensed Products in Japan. Subject to Sections 8.6, 8.7 and 9.1, for each Prescription Licensed Product, P&G shall pay to ARYx, in the manner set forth in Section 9.1, incremental royalties on Net Sales of such Prescription Licensed Product by P&G and its Affiliates in Japan at a royalty rate determined by total Net Sales in Japan of such Prescription Licensed Product in each calendar year as follows:

Calendar Year Net Sales in Japan	Royalty Rate

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(d)           OTC Products. For each OTC Licensed Product for which regulatory exclusivity has not expired, subject to Sections 8.6, 8.7 and 9.1, P&G shall pay to ARYx, in the manner set forth in Section 9.1, incremental royalties on aggregate Net Sales of such OTC Licensed Product in the Territory at a royalty rate determined by total Net Sales by P&G and its Affiliates in the Territory of such OTC Licensed Product in each calendar year as follows:

Calendar Year Net Sales	Royalty Rate

[*]	[*]

[*]	[*]

Commencing as of the date on which a royalty is no longer due pursuant to the first sentence of this Section 8.5(d) with respect to a particular OTC Licensed Product and country and continuing for an additional [*], P&G shall pay to ARYx, in the manner set forth in Section 9.1, royalties equal to [*] of aggregate Net Sales of such OTC Licensed Product in such country.

8.6          Royalty Term. Royalties due under Sections 8.5(a), 8.5(b), and 8.5(c) will commence upon the First Commercial Sale of a Licensed Product in a particular country in the Territory, as applicable, and will expire on a country-by-country basis on the later of (a) the expiration of the last-to-expire Valid Claim of an ARYx Patent in such country or Valid Claim in such country claiming an Assigned Invention, where the applicable Valid Claim claims such Licensed Product or the Manufacture, use, or sale of such Licensed Product and (b) [*] after the First Commercial Sale of such Licensed Product in such country. Royalties due under Section 8.5(d) will commence upon the First Commercial Sale of an OTC Licensed Product in a particular country in the Territory and will continue for the period(s) set forth in Section 8.5(d). Upon expiration of all royalty obligations with respect to a particular country and all obligations pursuant to Section 8.8 to share Sublicensee Revenue with respect to such country, the license granted by ARYx pursuant to Section 2.1 shall be fully paid-up with respect to such country and no further payments of any kind shall be due or payable to ARYx in connection with the Exploitation of Licensed Products in such country; provided, however, that the Net Sales of Prescription Licensed Products in such country shall continue to be included in the calculation of

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

aggregate, cumulative Net Sales of Prescription Licensed Products for the purposes of determining when the milestone events giving rise to payment obligations pursuant to Section 8.4 have been achieved; further provided that once all royalty obligations with respect to all countries in the Territory have expired and all payment obligations pursuant to Section 8.8 with respect to all countries in the Territory have expired, P&G shall have no further obligation to make payments pursuant to Section 8.4, except with respect to milestones therein achieved prior to such date.

8.7          Royalty Adjustments.

(a)           In any country where there is no Valid Claim of an ARYx Patent in such country that claims the applicable Licensed Product or the Manufacture, use, or sale of such Licensed Product, but there is a Valid Claim in such country of a P&G Patent that names an employee, consultant or subcontractor of ARYx as an inventor and that claims an Assigned Invention, which Valid Claim claims such Licensed Product or the Manufacture, use, or sale of such Licensed Product, P&G shall pay to ARYx, in the manner set forth in Section 9.1, royalties pursuant to Sections 8.5(a), 8.5(b), or 8.5(c), at rates that are [*] of the rates set forth in such sections.

(b)           In any country where there is no Valid Claim of an ARYx Patent in such country that claims the applicable Licensed Product or the Manufacture, use, or sale of such Licensed Product and where Section 8.7(a) does not apply, P&G shall pay to ARYx, in the manner set forth in Section 9.1, royalties pursuant to Sections 8.5(a), 8.5(b), or 8.5(c), at rates that are [*] of the rates set forth in such sections. The royalty adjustment in Section 8.7(c) shall not apply to any royalties with respect to the OUSJ Territory that have been reduced pursuant to this Section 8.7(b).

In the event that the approved label for a Licensed Product provides for a [*], then the royalty rate under Sections 8.5(a), 8.5(b), or 8.5(c) shall be adjusted according to the following formula (but only for sales in the country to which such label applies and only if such formula has the effect of lowering the royalty rate):  [*]

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(c)           For clarity, if (i) the royalty adjustments in this Section 8.7(a), (b), or (c) cause the schedule of royalty rates in one or more countries in the OUSJ Territory to differ from the schedule of royalty rates in one or more other countries in the OUSJ Territory, and (ii) the level of Net Sales in the OUSJ Territory in a particular calendar quarter causes two or more royalty tiers to be applicable to such Net Sales, then Net Sales in each country in such quarter shall be allocated to the applicable royalty tiers on a pro-rata basis. This methodology is illustrated in Exhibit I, which describes a hypothetical royalty calculation involving the royalty reduction in Section 8.7(b).

8.8          Sublicensee Revenue. Within [*] after the end of each calendar quarter, P&G shall pay ARYx [*] of all Sublicensee Revenue received by P&G during such calendar quarter. For the purpose of this Section 8.8, “Sublicensee Revenue” means all payments (including upfront payments, license fees, milestone payments, and royalties) paid to P&G or its Affiliates from a Third Party in consideration for a grant to or exercise by such Third Party of a license to Develop or Commercialize any Licensed Product in the Field; provided, however, that (a) Sublicensee Revenue shall exclude any payments to P&G for services provided by P&G personnel or for materials (e.g., development services, marketing services, or product supply or samples) provided by P&G, but only to the extent such payments represent reimbursement of P&G’s costs associated with providing such services or materials, as applicable and (b) P&G shall have the right to deduct from Sublicensee Revenue any amounts, including royalties and milestone payments, paid by P&G or any of its Affiliates to any Third Party under any license agreement as a result of the Exploitation of Licensed Products by P&G’s sublicensees, provided that such deduction shall not include any amounts for which P&G or the applicable Affiliate is entitled to be reimbursed. The payment obligations of P&G under this Section 8.8 with respect to a particular country shall expire upon the later of (a) the expiration of all payment obligations of the sublicensee(s) under all Sublicense Agreements that include such country within the geographic scope of such sublicense(s) (without any reasonable possibility of future payment obligations under Sublicense Agreements with respect to such country); and (b) P&G’s full payment to ARYx of ARYx’s percentage share, pursuant to this Section 8.8, of all amounts paid to P&G by such sublicensee(s) with respect to payment liabilities to P&G that accrued prior to

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

the expiration referenced in subsection (a). This Section 8.8 shall not apply to payments received by P&G or its Affiliates from a Third Party acting solely as a distributor or within a co-promotion arrangement where such Third Party only assists P&G in promoting or detailing the Licensed Product.

ARTICLE 9

PAYMENT; REPORTS; AUDITS

9.1          P&G Quarterly Royalty Payments and Reports.

(a)           From the First Commercial Sale until the expiration of P&G’s royalty obligations under Section 8.5, P&G agrees to make written reports to ARYx within [*] after the end of each calendar quarter covering all sales of the Licensed Product in the Territory by P&G and its Affiliates for which invoices were sent during such calendar quarter, each such written report stating for the period in question:

(i)        gross sales of Licensed Product in the U.S. by P&G and its Affiliates during the applicable calendar quarter;

(ii)       solely in the case of the report for the last fiscal quarter in each P&G Fiscal Year, gross sales of Licensed Product in each Major EU Country and Japan by P&G and its Affiliates during such P&G Fiscal Year and an itemized calculation of Net Sales arising from such gross sales (including those Net Sales previously reported pursuant to subsection (iv) below without an itemized calculation);

(iii)     with respect to the U.S., an itemized calculation of Net Sales by P&G and its Affiliates for the applicable calendar quarter;

(iv)      with respect to counties other than the U.S., Net Sales of Licensed Product by P&G and its Affiliates during the applicable calendar quarter, on a country-by-country basis;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(v)        cumulative Net Sales for the then-current calendar year; and

(vi)      a calculation of the amount of royalty payment due on Net Sales of Licensed Products pursuant to Section 8.5.

(b)           For so long as P&G receives any Sublicensee Revenue, P&G agrees to make written reports to ARYx within [*] after the end of each calendar quarter stating for the period in question the amount and description of any Sublicensee Revenue received by P&G or its Affiliates during the applicable calendar quarter, and a calculation of ARYx’s share of such Sublicensee Revenue pursuant to Section 8.8.

(c)           The information contained in each report under Sections 9.1(a) and (b) shall be considered Confidential Information of P&G. Concurrent with the delivery of each quarterly report, P&G shall make the payment due ARYx under Section 8.5 or 8.8 (as appropriate) for the calendar quarter covered by such report.

(d)           In the case of transfers or sales of any Licensed Product between P&G and an Affiliate of P&G, a royalty shall be payable only with respect to the sale of such Licensed Product to (i) an independent Third Party not an Affiliate of the seller or (ii) if the end user is an Affiliate of the seller, then such end user. In the case of transfers or sales of any Licensed Product from P&G or its Affiliates to a sublicensee, no royalty will be owed under Section 8.5, but instead ARYx will be entitled to a share of any Sublicensee Revenue generated as a result of the sale of such Licensed Product, pursuant to Section 8.8. In the case of transfers or sales of any Licensed Product from a sublicensee to P&G or its Affiliates, a royalty shall be payable with respect to the sale of such Licensed Product by P&G or its Affiliates to an independent Third Party not an Affiliate of the seller, unless P&G or one of its Affiliates is the end user of such Licensed Product, in which case the original transfer or sale of Licensed Product from the sublicensee shall be included in Net Sales and treated as though it were a sale or transfer of Licensed Product from P&G to an independent Third Party.

9.2          Accounting. P&G agrees to keep full, clear and accurate records for a period of at least three (3) years after the relevant payment is owed pursuant to this Agreement, setting

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forth the sales and other disposition of Licensed Product sold or otherwise disposed of in sufficient detail to enable royalties and compensation payable to ARYx hereunder to be determined. With respect to any Development and Commercialization costs and expenses for any Licensed Product incurred by a Party that are subject to reimbursement by the other Party, such Party agrees to keep full, clear, and accurate records of such costs and expenses for a period of at least three (3) years after the date on which such costs and expenses are incurred, or such longer period required by Applicable Law. Each Party further agrees to permit its books and records to be examined by an independent accounting firm selected by the other Party and reasonably acceptable to such first Party to verify, in the case of P&G, reports provided for in Section 9.1, and in the case of each Party, any costs and expenses with respect to which records are required to be kept pursuant to this Section 9.2. Such audit shall not be performed more frequently than once per calendar year nor more frequently than once with respect to records covering any specific period of time. Such examination is to be made at the expense of the auditing Party, except in the event that the results of the audit reveal an underpayment to the auditing Party, or an overpayment by the auditing Party, of [*] or more for the period being audited, in which case reasonable audit fees for such examination shall be paid by the audited Party. Such independent accounting firm shall be bound by written commercially reasonable confidentiality and non-use obligations to the Parties and any information disclosed by the audited Party to such auditor in the course of an audit pursuant to this Section 9.2 shall be the Confidential Information of the audited Party.

9.3          Methods of Payments. All payments due to either ARYx under this Agreement shall be paid in Dollars by wire transfer to a bank in the U.S. designated in writing by ARYx.

9.4          Blocked Payments. In the event that, by reason of Applicable Law in any country, it becomes impossible or illegal for P&G to transfer, or have transferred on its behalf, royalties or other payments owed hereunder to ARYx, such royalties or other payments shall be deposited in local currency in the relevant country in an account in the name and control of ARYx in a recognized banking institution designated by ARYx, or, if none is designated by ARYx within a period of thirty (30) days after P&G’s written request therefor, in a recognized banking institution selected by P&G and identified in a written notice given to ARYx.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

9.5          Taxes. If a law or regulation of any country of the Territory requires withholding of taxes of any type, levies or other charges with respect to the any amounts payable hereunder to ARYx, P&G shall promptly pay such tax, levy or charge for and on behalf of ARYx to the proper governmental authority, and shall promptly furnish ARYx with receipt of such payment. P&G shall have the right to deduct any such tax, levy or charge actually paid from payment due ARYx or be promptly reimbursed by ARYx if no further payments are due ARYx. P&G agrees to assist the ARYx in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and shall use reasonable efforts to minimize the amount required to be so withheld or deducted.

9.6          Late Payments. Interest shall accrue on delinquent payments hereunder from the date such payments are due at the lesser of (a) the prime rate of interest, as published in The Wall Street Journal (Eastern United States Edition), plus [*] and (b) the maximum rate of interest permissible under Applicable Law.

ARTICLE 10

INTELLECTUAL PROPERTY

10.1        Disclosure and Ownership.

(a)           Disclosure. ARYx shall use diligent efforts to disclose to P&G all ARYx Know-How promptly following the Effective Date, and in any event not more than sixty (60) days after the Effective Date (except as set forth in Exhibit D), and from time to time thereafter during the term of this Agreement to the extent that ARYx subsequently determines that any ARYx Know-How has not been disclosed to P&G, which disclosure shall include delivery to P&G of copies of all data, studies and other written materials that are included in the ARYx Know-How and were not provided by ARYx to P&G prior to the Effective Date. Further, ARYx shall disclose promptly to P&G any P&G Invention made by or on behalf of ARYx during the term of this Agreement.

(b)           Ownership. As between the Parties, subject to the terms and conditions

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of this Agreement, ARYx shall own all ARYx Technology. As between the Parties, subject to the terms and conditions of this Agreement, P&G shall own all P&G Technology, all P&G Inventions and intellectual property related thereto.  ARYx hereby assigns all right, title and interest in and to any P&G Inventions arising from any activity conducted by or at the request of ARYx (the “Assigned Inventions”) and agrees to execute any and all documents which P&G reasonably determines are necessary or convenient to perfect P&G’s ownership of the P&G Inventions, in each case without additional consideration. ARYx shall cooperate fully with P&G in the prosecution of any Patents relating to the P&G Inventions, at P&G’s expense. Subject to the terms and conditions of this Agreement, P&G hereby grants to ARYx, under the Assigned Inventions and all Patents claiming such inventions, a non-exclusive, royalty-free, fully paid license (with the right to grant sublicenses through multiple tiers) solely to the extent necessary to Exploit such inventions, and all products and processes related thereto, in each case solely outside the Field.

10.2        Patent Filings.

(a)           Responsibilities. Subject to this Section 10.2, ARYx shall have the first right to prepare, file, prosecute and maintain each Patent within the ARYx Patents in accordance with the direction of the JSC on matters specified below or a subcommittee thereof to which the JSC has delegated the authority to oversee such matters, and P&G shall reimburse ARYx for all costs and expenses incurred by ARYx in connection with such prosecution and maintenance (including internal ARYx personnel costs, which will be reimbursed at the FTE Rate). The JSC shall determine (i) the advisability and timing of any applicable filings for any ARYx Patent and (ii) any foreign filing strategies with respect thereto. ARYx shall keep P&G informed of the status of each such ARYx Patent, including providing P&G with copies of any official actions and submissions with respect to any ARYx Patent. ARYx shall give reasonable consideration to any suggestions or recommendations of P&G concerning the preparation, filing, prosecution and maintenance thereof. If, during the term of this Agreement, ARYx intends not to file or continue prosecuting or maintaining an ARYx Patent, ARYx shall notify P&G of such intention at least sixty (60) days prior to any applicable deadline, and P&G shall thereupon have the right, but not the obligation, to assume responsibility for the prosecution or maintenance of such ARYx Patent

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in the name of P&G, for which P&G shall bear all associated costs and expenses. In the event P&G elects to prosecute or maintain any ARYx Patent pursuant to the preceding sentence, ARYx shall promptly transfer and assign its right, title and interest in and to such ARYx Patent to P&G, whereupon such Patent shall cease to be an ARYx Patent for purposes of this Agreement.

(b)           Cooperation. The Parties agree to cooperate in the preparation, filing, prosecution and maintenance of all Patents under this Section 10.2, including obtaining and executing necessary powers of attorney and assignments by the named inventors, providing relevant technical reports to the filing Party concerning the invention disclosed in such Patent, obtaining execution of such other documents which shall be needed in the filing and prosecution of such Patent, and, as requested, updating each other regarding the status of such Patent, and shall cooperate with the other Party so far as reasonably necessary with respect to furnishing all information and data in its possession reasonably necessary to obtain or maintain such Patents.

(c)           Patent Restoration. Without limitation of Section 10.2(b), the Parties shall cooperate with each other in seeking any patent term restoration or supplemental protection certificates or their equivalent for the P&G Patents and the ARYx Patents. In the event that elections with respect to any of the foregoing are to be made for any P&G Patent or any ARYx Patent, P&G shall have the first right to make the election. If P&G does not make any election within thirty (30) days of ARYx’s written request therefor, ARYx shall have the right to make the election.

10.3        Enforcement and Defense of Patents.

(a)           Notice. If either Party becomes aware that a Third Party is infringing or may be infringing any Patent within the ARYx Patents or the P&G Patents (an “Infringement”) or that any Third Party claims that any such ARYx Patent or P&G Patent is invalid or unenforceable (a “Patent Challenge”), it will promptly notify the other Party thereof including available evidence of infringement or the claim of invalidity or unenforceability.

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(b)           Enforcement and Defense.

(i)           P&G shall have the sole right (but not the obligation) to take appropriate steps to enforce any P&G Patent at its sole cost. P&G may, in any such instance, take steps including the initiation, prosecution and control of a suit, proceeding or other legal action with respect thereto, by counsel of its own choice.

(ii)          To the extent any Infringement with respect to any ARYx Patent involves activity outside the Field, ARYx shall have the sole right (but not the obligation) to take the appropriate steps to enforce any such Patent, at its sole cost. ARYx may, in any such instance, take steps including the initiation, prosecution and control of a suit, proceeding or other legal action with respect thereto, by counsel of its own choice.

(iii)        To the extent any Infringement with respect to any ARYx Patent involves activity inside the Field, P&G shall have the first right (but not the obligation), at its sole expense, to take the appropriate steps to enforce any such Patent including the initiation of a suit, proceeding or other legal action with respect thereto, by counsel of its own choice. ARYx shall have the right, at its own expense, to be represented in any such suit, proceeding, or action by counsel of its own choice.

(iv)         If P&G fails to take the appropriate steps to enforce a Patent within the ARYx Patents within [*] after the date on which one Party provided notice to the other Party of the applicable Infringement, then ARYx shall have the right (but not the obligation), at its sole expense, to take the appropriate steps to enforce such Patent, including the initiation of a suit, proceeding or other legal action with respect thereto, by counsel of its own choice. P&G shall have the right, at its own expense, to be represented in any such suit, proceeding, or action by counsel of its own choice.

(v)           The Party controlling any Infringement suit, action or proceeding pursuant to this Section 10.3 shall also have the sole right to control the response to any Patent Challenge asserted by the alleged infringer(s) as a counterclaim or affirmative defense in such suit, proceeding, or action. ARYx shall have the sole right to control the response to any Patent Challenge with respect to any ARYx Patent involving activity outside the Field. Except

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as otherwise provided in the first two sentences of this Section 10.3(b)(v), P&G shall have the first right (but not the obligation) to control the response to any Patent Challenge with respect to any P&G Patent or ARYx Patent. In the event P&G does not elect to control any such Patent Challenge with respect to any ARYx Patent pursuant to the previous sentence, P&G shall so notify ARYx at least a reasonable amount of time in advance of all deadlines and ARYx shall have the right (but not the obligation) to control such Patent Challenge.

(c)           Cooperation.

(i)           If one Party brings any suit, action or proceeding under this Section 10.3, the other Party agrees to be joined as party plaintiff if necessary to prosecute the suit, action or proceeding and to give the first Party reasonable authority to file and prosecute the suit, action or proceeding; provided, however, that neither Party will be required to transfer any right, title or interest in or to any property to the other Party or any other party to confer standing on a Party hereunder.

(ii)          The Party not pursuing the suit, action or proceeding hereunder will provide reasonable assistance to the other Party, including by providing access to relevant documents and other evidence and making its employees available, subject to the other Party’s reimbursement of any out-of-pocket expenses incurred by the non-enforcing or defending Party in providing such assistance.

(iii)        Neither Party will settle or otherwise compromise any such suit, action or proceeding in a way that adversely affects the other Party’s intellectual property rights or its rights or interests with respect to the Licensed Product without such Party’s prior written consent, which consent shall not be unreasonably withheld.

(d)           Recovery. Except as otherwise agreed to by the Parties as part of a cost-sharing arrangement, any settlements, damages or other monetary awards (the “Recovery”) recovered pursuant to a suit, proceeding, or action brought pursuant to Section 10.3 will be allocated first to the costs and expenses of the Party taking such action, and second, to the costs and expenses (if any) of the other Party (to the extent not otherwise reimbursed), and any

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remaining amounts will be shared by the Parties as follows:  P&G shall retain or obtain, as applicable, [*] of such remaining amounts, and ARYx shall retain or obtain, as applicable, [*] of such remaining amounts;  provided, however, that P&G shall retain or obtain, as applicable, [*] of the remaining amounts, and ARYx shall retain or obtain, as applicable, [*] of the remaining amounts, recovered pursuant to any suit, proceeding or action that ARYx initiates pursuant to Section 10.3(b)(iv) or that ARYx controls pursuant to Section 10.3(b)(v); and provided, further, that ARYx shall retain the full recovery from any suit, proceeding or action it initiates pursuant to Section 10.3(b)(ii).

10.4        Defense of Infringement Actions.

(a)           During the term of this Agreement, each Party shall bring to the attention of the other Party all information regarding potential infringement of Third Party intellectual property rights with respect to the development, manufacture, production, use, importation, offer for sale, or sale of Licensed Product in the Territory. The Parties shall discuss such information and decide how to handle such matter.

(b)           If P&G or ARYx are named as defendant(s) in a patent infringement suit filed by a Third Party concerning the Exploitation of any Licensed Product in the Field, then P&G shall indemnify, hold harmless and defend ARYx against any such suit in accordance with Sections 13.2 and 13.3.

(c)           Any and all settlements that restrict the scope or enforceability of the ARYx Know-How or ARYx Patents must be approved by ARYx, in its sole and absolute discretion, before execution by P&G. ARYx shall not be required to approve any settlement that does not include as a condition thereof the full and unconditional release of claims against ARYx.

(d)           This Section 10.4 shall not be interpreted as placing on either Party a duty of inquiry regarding Third Party intellectual property rights.

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10.5        Trademarks.

(a)           P&G shall be responsible for the selection, registration, maintenance, and defense of all trademarks for use in connection with the sale or marketing of Licensed Products in the Field in the Territory (the “Trademarks”), as well as all expenses associated therewith. All uses of the Trademarks shall be reviewed by the JSC and shall comply with Applicable Law (including those laws and regulations particularly applying to the proper use and designation of trademarks in the applicable countries). P&G shall not, without ARYx’s prior written consent, use any trademarks or house marks of ARYx (including the ARYx corporate name), or marks confusingly similar thereto, in connection with P&G’s Commercialization of Licensed Products under this Agreement. As between the Parties, P&G shall own all Trademarks. ARYx shall not use any Trademarks or any other trademarks or house marks of P&G, including P&G’s corporate name, or trademarks or trade names confusingly similar thereto, in connection with a Licensed Product, except as authorized in writing by P&G.

(b)           Upon the prior review and written consent of P&G (not to be unreasonably withheld), ARYx may use P&G’s corporate name and associated logo in ARYx promotional or informational materials in connection with any permitted discussion of this Agreement or the relationship of the Parties hereunder. Upon the prior review and written consent of ARYx (not to be unreasonably withheld), P&G may use ARYx’s corporate name and associated logo in P&G promotional or informational materials in connection with any permitted discussion of this Agreement or the relationship of the Parties hereunder. Neither Party shall be required to obtain the other Party’s prior review and written consent for any use of the other Party’s corporate name and associated logo that is in substantially the same form and context as a use for which it has already received such review and consent. The Parties shall agree in writing upon procedures for each Party to review the other Party’s proposed use of its corporate name and associated logo and to provide consent for such use, which procedures shall be designed to minimize the administrative burden of obtaining such review and consent for recurring types of use while providing each Party with a reasonable opportunity to approve the context and manner in which its corporate name and associated logo is used by the other Party.

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ARTICLE 11

REPRESENTATIONS, WARRANTIES, AND COVENANTS

11.1        Mutual Representations and Warranties. Each Party hereby represents, warrants and covenants to the other Party:

(a)           Such Party is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation.

(b)           The execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action.

(c)           Such Party has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and such performance does not conflict with or constitute a breach of any agreement of such Party with a Third Party.

(d)           Such Party has the right to grant the rights and licenses described in this Agreement and has not granted any other rights or licenses inconsistent therewith.

(e)           Neither such Party nor any of its Affiliates has been debarred or is subject to debarment and neither it nor any of its Affiliates will use in any capacity, in connection with the activities to be performed by or on behalf of such Party hereunder, any person who has been debarred pursuant to Section 306 of the Federal Food, Drug, and Cosmetic Act or who is the subject of a conviction described in such section. Each Party will inform the other Party in writing immediately if such Party becomes aware that any such person or entity is so debarred or is the subject of such a conviction, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of such Party’s knowledge, is threatened, relating to the debarment or conviction of it, its Affiliates or any such person or entity.

11.2        ARYx Representations and Warranties. ARYx hereby represents and warrants to P&G as follows:

(a)           Prior to the Execution Date, Lighthouse Capital Partners V, L.P. had a lien on certain ARYx Patents. Such lien has been released in connection with the execution of this

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Agreement and, as of the Execution Date, all ARYx Patents listed in Exhibit A (other than U.S. Patent Application Serial Nos. 60/696662, 60/713149, 60/805678, and 60/747762) are solely owned by ARYx free and clear of all liens, charges and encumbrances, either written, oral, or implied. As of the Execution Date, each individual named as an inventor on U.S. Patent Application Serial No. 60/696662, 60/713149, 60/805678, or 60/747762 is under a legally binding obligation to assign to ARYx his or her inventions that are claimed therein.

(b)           As of the Execution Date, except as it may have previously disclosed to P&G in writing, (i) it [*] any [*] relating in any way to a [*] of any [*] in connection with the Exploitation or the anticipated Exploitation of ATI-7505, and (ii) to the Knowledge of ARYx, the anticipated Exploitation of ATI-7505, in the form and formulation in clinical development by ARYx as of the Effective Date, for s-GERD, gastroparesis, erosive esophagitis and the IBS Indication, does not [*] any [*] owned by a Third Party, or [*] any [*] owned by a Third Party.

(c)           As of the Execution Date, except as it may have previously disclosed to P&G in writing, there are no interferences or oppositions pending or, to ARYx’s Knowledge, threatened against ARYx before any court or administrative office or agency which relate to the ARYx Patents.

(d)           As of the Execution Date, each of the Patent applications listed in Exhibit A is currently pending and in good standing, and except as disclosed to P&G, has not been abandoned.

(e)           To the Knowledge of ARYx as of the Execution Date, (i) none of the issued ARYx Patents is invalid or unenforceable, (ii) the [*] of an [*] provide [*] for a claim directed to the molecule ATI-7505 that satisfies [*], and (iii) the conception, development and reduction to practice of the ARYx Technology have not constituted or involved the misappropriation of trade secrets or other rights or property of any Third Party.

(f)            To the Knowledge of ARYx as of the Execution Date, no Patent listed on Exhibit A, or known by ARYx as of the Execution Date to be an ARYx Patent, is being infringed by any Third Party.

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(g)           To the Knowledge of ARYx as of the Execution Date, all clinical development conducted by or on behalf of ARYx with respect to the Licensed Compound or the Licensed Products prior to the Execution Date has been conducted in accordance with those Good Practices that are required by the FDA with respect to such Development.

(h)           To the Knowledge of ARYx as of the Execution Date, there is no information with respect to the [*] of ATI-7505 or any product in the Field containing ATI-7505, and there are not any [*] that ARYx reasonably believes would [*] the [*] of ATI-7505 or any product in the Field containing ATI-7505.

(i)            As of the Execution Date, ARYx has prepared, maintained and retained all Regulatory Submissions that are required to be maintained and reported pursuant to and in accordance with those Good Practices that are required by the FDA with respect thereto and Applicable Law, and, to the Knowledge of ARYx, all information contained therein is true, complete and accurate in all material respects. ARYx has not received any written notice which has, or reasonably should have, led it to believe that any IND filed by or on behalf of ARYx with respect to a Licensed Product is not currently in good standing with the FDA or any other Regulatory Authority. To the Knowledge of ARYx as of the Execution Date, ARYx has filed with the FDA all required notices, supplemental applications and annual or other reports or documents, including adverse experience reports, with respect to each IND with respect to the Licensed Product which are material to the continued Development of the Licensed Product.

(j)            All manufacturing, testing, labeling, packaging, storing, and shipping operations with respect to any Material provided by or on behalf of ARYx to P&G pursuant to Section 4.4 has been performed in accordance with those Good Practices that are required by the FDA with respect thereto.

11.3        Disclaimer. EXCEPT AS PROVIDED IN SECTION 11.1 AND 11.2, THE TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS PROVIDED BY EACH PARTY ARE PROVIDED “AS IS” AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE

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WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES, IN ALL CASES WITH RESPECT THERETO.

11.4        Limitation of Liability. NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT, EACH PARTY’S PERFORMANCE OR LACK OF PERFORMANCE HEREUNDER, OR ANY LICENSE GRANTED HEREUNDER, EXCEPT FOR DAMAGES ARISING FROM A BREACH OF SECTION 2.4 OR 12.1. THE FOREGOING SHALL NOT LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS HEREUNDER.

ARTICLE 12

CONFIDENTIALITY

12.1        Confidentiality. Subject to this Article 12, during and after the term of this Agreement, each Party (i) shall maintain in confidence all Confidential Information of the other Party; (ii) shall not use such Confidential Information for any purpose except as permitted by this Agreement (including licenses granted pursuant to this Agreement); and (iii) shall not disclose such Confidential Information to anyone other than those of its Affiliates, sublicensees, prospective sublicensees, employees, consultants, agents or subcontractors who are bound by written obligations of nondisclosure and non-use no less stringent than those set forth in this Article 12 and to whom such disclosure is reasonably necessary or useful in connection with such Party’s activities as contemplated in this Agreement or the exercise of its rights hereunder (whether under licenses granted herein or rights retained hereunder). For clarity, P&G shall have the right to use and disclose (subject to (iii) in the preceding sentence) the ARYx Know-How in connection with the exercise of its rights under Section 2.1, and ARYx shall have the right to use and disclose (subject to (iii) in the preceding sentence) the ARYx Know-How in connection with the exercise of its retained rights outside the scope of the exclusive license granted to P&G

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pursuant to Section 2.1. Each Party shall ensure that such Party’s Affiliates, sublicensees, prospective sublicensees, employees, consultants, agents and subcontractors comply with these obligations. In addition, each Party shall be permitted to disclose the ARYx Know-How (other than such information which pertains to a method of manufacturing a Licensed Compound) on a need-to-know basis to investors, prospective investors, bankers, prospective acquirors, or their respective employees or agents in connection with any potential financing or acquisition of such Party. Each Party shall notify the other promptly on discovery of any unauthorized use or disclosure of the other’s trade secrets or proprietary information.

12.2        Exceptions. The obligations of confidentiality, non-disclosure, and non-use set forth in Section 12.1 shall not apply to the extent the receiving Party (the “Recipient”) can demonstrate that the disclosed information (a) was in the public domain at the time of disclosure to the Recipient by the other Party, or thereafter entered the public domain, in each case other than as a result of actions of the Recipient, its Affiliates, employees, licensees, agents or subcontractors, in breach of this Agreement; (b) was rightfully known by the Recipient or its Affiliates (as shown by its written records) prior to the date of disclosure to the Recipient by the other Party; or (c) was received by the Recipient or its Affiliates on an unrestricted basis from a Third Party rightfully in possession of such information and not under a duty of confidentiality to the other Party. In addition, in the case of information in the ARYx Know-How and the Assigned Inventions, the obligations of confidentiality, non-disclosure, and non-use set forth in Section 12.1 shall not apply to ARYx to the extent that ARYx can demonstrate that such information (i) was in the public domain as of the Execution Date, (ii) entered the public domain after the Execution Date, other than as a result of actions of the ARYx, its Affiliates, employees, licensees, agents or subcontractors, in breach of this Agreement; or (iii) was received by ARYx or its Affiliates on an unrestricted basis from a Third Party that is rightfully in possession of such information, that did not receive such information from ARYx, and that is not under a duty of confidentiality to P&G. The previous sentence shall not be interpreted as permitting ARYx to use ARYx Know-How within the scope of the exclusive license granted to P&G pursuant to Section 2.1 (subject to Section 2.3). Notwithstanding any other provision of this Agreement, Recipient’s (and in the case of information in the ARYx Know-How and the Assigned

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Inventions, ARYx’s) disclosure of Confidential Information shall not be prohibited if such disclosure:  (i) is in response to a valid order of a court or other governmental body, provided that Recipient (or ARYx, as the case may be) provides the other Party with prior written notice of such disclosure in order to permit the other Party to seek a protective order or other confidential treatment of such Confidential Information; or (ii) is otherwise required by Applicable Law.

12.3        Publications.

(a)           ARYx may not publish or present any results of any scientific or clinical activity initiated after the Effective Date that directly relates to any Licensed Compound or Licensed Product without the consent of P&G.

(b)           ARYx may publish or present any results of any scientific or clinical activity initiated prior to the Effective Date that directly relates to any Licensed Compound or Licensed Product, provided that ARYx provides P&G with a draft of such proposed presentation or publication at least [*] prior to the contemplated date for making such presentation or submitting such publication and, at P&G’s reasonable request, ARYx shall remove any Confidential Information of P&G (other than clinical results in the ARYx Know-How) from such publication and shall delay such presentation or submission for a reasonably period of time (not to exceed [*] to allow for the filing of a Patent application directed to subject matter disclosed therein.

(c)           P&G may publish or present any results of any scientific or clinical activity initiated after the Effective Date that directly relates to any Licensed Compound or Licensed Product, provided that P&G provides ARYx with a draft of such proposed presentation or publication at least [*] prior to the contemplated date for making such presentation or submitting such publication and, at ARYx’s reasonable request, P&G shall remove any Confidential Information of ARYx from such publication and shall delay such presentation or submission for a reasonably period of time (not to exceed [*]) to allow for the filing of a Patent application directed to subject matter disclosed therein.

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12.4        Publicity. The Parties agree that the public announcement of the execution of this Agreement shall be through the issuance of a joint press release. The Parties shall mutually agree upon the content of such press release as soon as possible after the Execution Date and shall issue such press release at a time to be mutually agreed by the Parties. Any other publication, news release or other public announcement by a Party, and any responses prepared by a Party for any question-and-answer sessions that would constitute public disclosures, in each case relating to this Agreement or to the performance hereunder (other than any scientific publication, which shall be governed by Section 12.3) shall first be submitted to the other Party for review and approval by such other Party, which approval shall not be unreasonably withheld. In the event that a Party does not notify the other Party that disapproves any such publication or other material submitted by such other Party within [*] of receipt by such first Party of such submission, such first Party shall be deemed to have approved such proposed publication or other material for release. Notwithstanding the foregoing, any disclosure which is required by Applicable Law (including any disclosure required under securities laws in connection with a contemplated public offering of securities by a Party) as advised by the disclosing Party’s counsel may be made without the prior consent of the other Party, although the other Party shall be given prompt notice of any such legally required disclosure and to the extent practicable an opportunity to comment on the proposed disclosure, and the disclosing Party shall take account of any timely, reasonable comments received from such other Party.

ARTICLE 13

INDEMNIFICATION

13.1        Indemnification by ARYx. Unless otherwise provided herein, ARYx agrees to indemnify, hold harmless and defend P&G, its Affiliates, and their directors, officers, employees and agents (the “P&G Indemnitees”) from and against any and all Third Party suits, claims, actions, demands, liabilities, expenses or losses (including attorneys’ fees, court costs, witness fees, damages, judgments, fines and amounts paid in settlement) (“Losses”) to the extent that such Losses arise out of (a) ARYx’s breach of this Agreement, (b) the negligence or willful misconduct of ARYx or its Affiliates, or (c) the performance of any Development activities by or

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on behalf of ARYx hereunder, except for those Losses as to which P&G has an obligation to indemnity ARYx pursuant to Section 13.2, as to which Losses each Party will indemnify the other to the extent of its respective liability.

13.2        Indemnification by P&G. Unless otherwise provided herein, P&G shall indemnify, hold harmless and defend ARYx, its Affiliates, and their directors, officers, employees and agents (the “ARYx Indemnitees”) from and against any and all Losses, to the extent that such Losses arise out of (a) P&G’s breach of this Agreement, (b) the negligence or willful misconduct of P&G or its Affiliates, or (c) the development, manufacture, distribution, use, testing, promotion, marketing, or sale or other disposition of a Licensed Product by or on behalf of P&G or its Affiliates, agents or sublicensees, except for those Losses as to which ARYx has an obligation to indemnity P&G pursuant to Section 13.1, as to which Losses each Party will indemnify the other to the extent of its respective liability.

13.3        Procedure. In the event of a claim by a Third Party against a Party entitled to indemnification under this Agreement (“Indemnified Party”), the Indemnified Party shall promptly notify the other Party (“Indemnifying Party”) in writing of the claim and the Indemnifying Party shall undertake and solely manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnified Party shall cooperate with the Indemnifying Party, including, as requested by the Indemnifying Party entering into a joint defense agreement. The Indemnified Party may, at its option and expense, be represented in any such action or proceeding by counsel of its choice. The Indemnifying Party shall not be liable for any litigation costs or expenses incurred by the Indemnified Party without the Indemnifying Party’s written consent. The Indemnifying Party shall not settle any such claim unless such settlement fully and unconditionally releases the Indemnified Party from all liability relating thereto, unless the Indemnified Party otherwise agrees in writing.

13.4        Insurance. As applicable, each Party, at its own expense, shall maintain product liability insurance, which in the case of P&G may be in the form of self-insurance, in an amount consistent with industry standards for a company of similar standing during the term of this Agreement. Each Party shall provide fifteen (15) days prior written notice to any cancellation of

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its insurance program. Each Party shall designate the other as an additional insured under their respective applicable insurance policies. Each Party shall provide to the other Party, upon request of the other Party, certificates of insurance with respect to any insurance (or self-insurance) required to be carried by such first Party pursuant to this Section 13.4.

ARTICLE 14

TERM AND TERMINATION

14.1        Term. The term of this Agreement shall begin on the Effective Date and, unless earlier terminated in accordance with the terms of this Article 14, will expire on the date on which neither Party has nor will have any additional payment obligations to the other Party under this Agreement.

14.2        Termination for Breach. Subject to the terms and conditions of this Section 14.2, a Party (the “non-breaching Party”) shall have the right, in addition to any other rights and remedies, to terminate this Agreement in the event the other Party (the “breaching Party”) is in breach of any of its material obligations under this Agreement. The non-breaching Party shall first provide written notice to the breaching Party, which notice shall identify with particularity the alleged breach. The breaching Party shall have a period of [*] after such written notice is provided to cure such breach. If such breach is not cured within such period, then this Agreement shall terminate immediately at end of such period on written notice from the non-breaching Party.

14.3        Termination by P&G.

(a)           P&G shall have the right to terminate this Agreement at any time during the [*] period following the s-GERD Milestone Date, which termination will be effective immediately upon written notice to ARYx within such period.

(b)           P&G shall have the right to terminate this Agreement at any time during the [*] period following the QTc Milestone Date, which termination will be effective

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immediately upon written notice to ARYx within such period.

(c)           P&G shall have the right to terminate this Agreement at any time on [*] prior written notice to ARYx, provided that the effective date of such termination shall in no event be earlier than [*] after the Effective Date.

14.4        Termination for Bankruptcy. Either Party may terminate this Agreement if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the other Party shall propose or be a Party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of its creditors.

14.5        Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by either Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code, the Party hereto that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

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14.6        Effects of Termination or Expiration.

(a)           Termination for Any Reason. Upon termination of this Agreement for any reason:

(i)           Subject to Sections 14.6(b)(vii) and 14.6(c), each Party shall promptly return to the other Party all relevant records and materials in its possession or control containing or comprising the other Party’s Confidential Information and to which the Party does not retain rights hereunder. Notwithstanding the foregoing, ARYx shall not have any obligation to return any ARYx Know-How to P&G and, in the event of any termination of this Agreement other than for ARYx’s material breach, the ARYx Know-How shall cease to be the Confidential Information of P&G and shall revert to being the Confidential Information of ARYx alone.

(ii)          Subject to Sections 14.6(b)(vii) and 14.6(c), all licenses granted by each Party to the other in Article 2 shall terminate, and all rights in any and all Licensed Products shall revert to ARYx.

(iii)        Subject to Sections 14.6(b)(vii) and 14.6(c), P&G and its Affiliates shall discontinue making any representation regarding its status as a licensee of or distributor for ARYx, for all Licensed Products, and shall cause any sublicensees to do the same. P&G and its Affiliates shall cease conducting any activities with respect to the marketing, promotion, sale or distribution of the Licensed Products, and shall cause any sublicensees to do the same.

(iv)         Subject to Section 14.6(c), ARYx shall have the right to Develop and Commercialize the Licensed Products itself or with one or more Third Parties, and shall have the right, without obligation to P&G, to take any such actions in connection with such activities as ARYx (or its designee), at its discretion, deems appropriate.

(b)           Termination for other than Material Breach of ARYx. Upon termination of this Agreement for any reason other than in the case of termination by P&G

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pursuant to Section 14.2:

(i)           P&G shall grant to ARYx a worldwide, exclusive (even as to P&G except to the extent of P&G’s rights set forth in clause (vii) of this Section 14.6(b)), irrevocable license (with full rights to sublicense) under the P&G Know-How and P&G Patents, to make, have made, import, use, offer for sale and sell Licensed Products. In the case of a termination by ARYx, (1) such license shall be royalty-bearing at a rate equal to [*] of the applicable rate provided in Sections 8.5-8.7 (with Party names reversed as appropriate and with “ARYx Patents” being replaced by “P&G Patents”), and (2) ARYx shall pay P&G an amount equal to [*] of any ARYx Sublicensee Payments (as defined below), in each case ((1) and (2)) during such time as there is a Valid Claim of a P&G Patent (other than a P&G Patent that (A) names an employee, consultant or subcontractor of ARYx as an inventor, (B) does not name an employee, consultant or subcontractor of P&G as an inventor, and (C) claims an Assigned Invention) in the relevant country that claims the applicable Licensed Product or the Manufacture, use or sale of such Licensed Product in such country. When there is no longer any such Valid Claim in the relevant country that claims the applicable Licensed Product or if this Section 14.6(b)(i) comes into effect on account of a termination of this Agreement by P&G, such license shall be [*], and ARYx shall [*] to P&G under Section 14.6(b)(i). In all cases, ARYx shall [*] by P&G under Third Party agreements as a result of ARYx’s exercise of the foregoing license, provided that ARYx elects in writing to take a sublicense under such Third Party agreements after full and accurate written disclosure by P&G of the relevant obligations. For the purpose of this Section 14.6(b)(i), “ARYx Sublicensee Payments” means payments received by ARYx from sublicensees relating to the Commercialization of Licensed Products, including royalties and other payments based on sales volumes or revenues from the sale of Licensed Products and Commercialization milestones. Notwithstanding the foregoing, (A) ARYx Sublicensee Payments shall exclude any payments to ARYx for services provided by ARYx personnel or for materials (e.g., detailing services, marketing services, or product supply or samples) provided by ARYx, but only to the extent such payments represent reimbursement of ARYx’s costs associated with

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providing such services or materials, as applicable and (B) ARYx shall have the right to deduct from ARYx Sublicensee Payments any amounts, including royalties and milestone payments, paid by ARYx or any of its Affiliates to any Third Party under any license agreement as a result of the Exploitation of Licensed Products by ARYx’s sublicensees, provided that such deduction shall not include any amounts for which ARYx or the applicable Affiliate is entitled to be reimbursed.

(ii)          P&G shall assign to ARYx, and will provide full copies of, all Regulatory Approvals and INDs, NDAs and other similar regulatory applications owned by P&G, its Affiliates, and its sublicensees that relate to Licensed Products. P&G shall also take such actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights thereunder to ARYx.

(iii)        P&G shall provide to ARYx copies of all material reports and data, including clinical and non-clinical data and reports, obtained or generated by or on behalf of P&G, its Affiliates, or its sublicensees pursuant to this Agreement that relate to Licensed Products, within sixty (60) days of such termination, and ARYx shall have the right to use any such Information in developing and commercializing Licensed Products, and to license any Third Parties to do so.

(iv)         If P&G used one or more Trademarks with regard to any Licensed Product in a country, subject to P&G’s rights set forth in clause (vii) of this Section 14.6(b), P&G shall grant to ARYx an exclusive (even as to P&G), worldwide, irrevocable license, with the right to sublicense, to use such Trademark(s) solely in connection with the Development and Commercialization of such Licensed Product; provided, however, that with respect to any Trademarks that are housemarks of P&G or any of its Affiliates or contract manufacturers, such license shall extend solely to selling off existing inventory of Licensed Product transferred by P&G to ARYx hereunder. In the case of a termination by ARYx, if ARYx in its discretion sells Licensed Product (other than inventory purchased by ARYx pursuant to Section 14.6(b)(vi)) in a particular country under a Trademark licensed to ARYx pursuant to this Section 14.6(b)(iv) at a time when there is no Valid Claim of a P&G Patent

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(other than a P&G Patent that (1) names an employee, consultant or subcontractor of ARYx as an inventor, (2) does not name an employee, consultant or subcontractor of P&G as an inventor, and (3) claims an Assigned Invention) in the relevant country that claims the applicable Licensed Product, then such license shall be royalty-bearing at a rate equal to [*] of Net Sales of such Licensed Product sold in such country under such Trademark. When there is such a Valid Claim in the relevant country that claims the applicable Licensed Product, such license shall be royalty-free. If this Section 14.6(b)(iv) comes into effect on account of a termination of this Agreement by P&G, such license shall be royalty-free and fully paid-up.

(v)           At ARYx’s request, P&G shall promptly provide to ARYx copies of all clinical trial, contract manufacturing, or service agreements entered into by P&G or its Affiliates with Third Parties with respect to the Licensed Products. At ARYx’s request, P&G shall promptly assign (or cause to be assigned), such agreements to ARYx, to the extent such assignment is permitted under such agreement. In the event that such an assignment is not permitted under a particular clinical trial, contract manufacturing, or service agreement, then P&G shall reasonably cooperate (at ARYx’s request) to assist ARYx in obtaining similar terms in a direct agreement between ARYx and the applicable counterparty.

(vi)         P&G shall transfer to ARYx, at a price equal to P&G’s fully-loaded Manufacturing costs for the Licensed Product (which shall not include any mark-up), all quantities of Licensed Products in the possession of P&G or its Affiliates (including clinical trial supplies and Licensed Products intended for commercial sale) that ARYx request that P&G so transfer.

(vii)        Except in the case of termination by ARYx pursuant to Section 14.2, P&G shall have the right for [*] after the effective date of such termination to dispose of all Licensed Product then in its inventory, solely to the extent that ARYx does not elect to purchase such Licensed Product pursuant to Section 14.6(b)(vi), as though this Agreement had not terminated. For the avoidance of doubt, Licensee shall continue to make payments in connection with any such disposal as provided in Article 8.

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(viii)       Promptly after the effective date of such termination, P&G shall provide, at ARYx’s expense calculated at the R&D FTE Rate, (A) if such termination occurs after the First Commercial Sale of the Licensed Product in the Field in the Territory, technical assistance of up to a total of [*] FTEs during the period from the effective date of such termination until [*] thereafter, or (B) if such termination occurs prior to the First Commercial Sale of the Licensed Product in the Field in the Territory, technical assistance of up to a total of [*] FTEs during the period from the effective date of such termination until [*] thereafter, to provide technology transfer necessary for ARYx to commence or continue to commercially manufacture Licensed Products, and a non-exclusive, royalty-free, perpetual license under any Know-How disclosed by P&G to ARYx in the course of such activities to manufacture Licensed Products.

(ix)         Without limitation of any of the foregoing, the Parties shall cooperate in good faith to achieve an orderly transition with respect to the Development and Commercialization of Licensed Product, including setting timelines for the transfer of any data and materials required to be transferred pursuant to this Section 14.6(b), determining an appropriate strategy for communicating with investigators and thought leaders regarding the termination of this Agreement, and ensuring that the Parties comply with Applicable Law and any applicable industry guidelines regarding the publication of any unpublished data from any clinical studies conducted hereunder.

(c)           Termination for Material Breach of ARYx. Upon termination of this Agreement by P&G pursuant to Section 14.2:

(i)           in addition to those provisions identified in Section 14.7, the rights and obligations of the Parties under the following provisions of this Agreement shall survive, subject to Section 14.6(c)(ii):  Sections 2.1, 2.4 (with respect to ARYx Technology), 2.6 (except for (i)), 2.7(a), 2.8 (first sentence only), 4.7, 5.2, 6.5, 6.7, 10.2, 10.3, 10.4, 10.5, 12.3, and 14.3, and Articles 8 and 9;

(ii)          in addition to those provisions identified in Section 14.7 and in

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Section 14.6(c)(i), if the effective date of such termination is prior to the [*] of the [*], the rights and obligations of the Parties under Sections 4.3 and 4.5 shall survive until the [*] of the [*] and shall thereafter terminate; provided, however, that (1) P&G shall not be considered to be in breach of Section 4.3 or 4.5 to the extent that P&G is unable to perform its obligations in Section 4.3 or 4.5 (as appropriate) as a result of ARYx’s breach of this Agreement; and (2) the effects of any breach of this Agreement by ARYx shall be a relevant factor in determining the level of effort by P&G that constitutes Commercially Reasonable Efforts.

(iii)        if P&G is awarded, pursuant to an arbitration conducted in accordance with Section 15.2, compensatory damages [*] on account of the uncured, material breach of ARYx that was the basis for P&G’s termination pursuant to Section 14.2 and such award is not eligible for revocation as specified in Section 15.2, then:

(1)           P&G’s payment obligations under Sections 8.5-8.8 shall be [*] the amounts specified therein; and

(2)           the rights and obligations of the Parties under the following provisions shall terminate:  Sections 2.7, 4.3, 4.5, and 6.7.

14.7        Survival; Accrued Rights. The rights and obligations of the Parties under the following provisions of this Agreement shall survive expiration or any termination of this Agreement: Sections 2.5, 8.2 and 8.3 (in each case with respect to events occurring prior to the termination effective date), 8.4-8.7 (in each case with respect to sales made prior to the termination effective date or pursuant to Section 14.6(b)(vii)), 8.8 (with respect to amounts received by P&G on amounts owed by sublicensees prior to the termination effective date), 9.1 (with respect to sales made prior to the termination effective date or pursuant to Section 14.6(b)(vii)), 9.2, 9.6, 10.1(b), 11.4, 12.1, 12.2, 13.1, 13.2, 13.3, 14.5, 14.6, and 14.7, and Articles 15 and 16. In any event, expiration or termination of this Agreement shall not relieve the Parties of any liability which accrued hereunder prior to the effective date of such expiration or termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement, nor prejudice

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either Party’s right to obtain performance of any obligation.

ARTICLE 15

DISPUTE RESOLUTIONS; GOVERNING LAW

15.1        Disputes. Unless otherwise set forth in this Agreement and excluding in particular any disputes over matters within the authority of the JSC pursuant to Article 3 (which will be handled exclusively in accordance with Section 3.5(b)), in the event of a dispute arising under this Agreement between the Parties, the Parties shall refer such dispute to the respective Executive Officers, and such Executive Officers shall attempt in good faith to resolve such dispute.

15.2        Arbitration. If the Parties are unable resolve a given dispute pursuant to Section 15.1 within sixty (60) days of referring such dispute to the Executive Officers, either Party may have the given dispute settled by binding arbitration in the manner described below:

(a)           Arbitration Request. If a Party intends to begin an arbitration to resolve a dispute arising under this Agreement, such Party shall provide written notice (the “Arbitration Request”) to the other Party of such intention and the issues for resolution. From the date of the Arbitration Request and until such time as the dispute has become finally settled, the running of the time periods as to which Party must cure a breach of this Agreement becomes suspended as to any breach that is the subject matter of the dispute.

(b)           Additional Issues. Within ten (10) business days after the receipt of the Arbitration Request, the other Party may, by written notice, add additional issues for resolution, provided that such issues are eligible for arbitration under this Section 15.2.

(c)           No Arbitration of Patent/Confidentiality Issues. Unless otherwise agreed by the Parties, disputes relating to the scope, validity, enforceability or infringement of patents or the non-disclosure, non-use or maintenance of Confidential Information shall not be subject to arbitration, and shall be submitted to a court of competent jurisdiction.

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(d)           Arbitration Procedure. Discovery shall be under the U.S. Federal Rules of Civil Procedure then in effect in the District Court for District of Delaware. The Arbitration shall be held in the continental U.S. under the Commercial Arbitration Rules of the American Arbitration Association (“AAA”). The arbitration shall be conducted by three (3) arbitrators who are knowledgeable in the subject matter at issue in the dispute. One (1) arbitrator will be selected by ARYx, one (1) arbitrator will be selected by P&G, and the third arbitrator will be selected by mutual agreement of the two (2) arbitrators selected by the Parties. Each Party shall submit to such arbitrators its proposed ruling and remedy for each issue that is the subject of arbitration. The arbitrators shall, within fifteen (15) days after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded. Any such award and decision shall reflect the proposed ruling and remedy of one of the Parties as to each disputed issue. The arbitrators shall be authorized to award compensatory damages, but shall not be authorized to award non-economic damages or punitive damages, or to reform, modify or materially change this Agreement or any other agreements contemplated hereunder. The arbitrators also shall be authorized to grant any temporary, preliminary or permanent equitable remedy or relief the arbitrators deem just and equitable and within the scope of this Agreement, including an injunction or order for specific performance. The award of the arbitrators shall be the sole and exclusive remedy of the Parties (except for any other remedies set forth in this Agreement). The arbitrators may proceed to an award, notwithstanding the failure of either Party to participate in the proceedings. Judgment on the award rendered by the arbitrators may be enforced in any court having competent jurisdiction thereof, subject only to revocation on grounds of fraud or clear bias on the part of the arbitrators.

(e)           Costs; Satisfaction. Each Party shall bear its own attorneys’ fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators; provided, however, that the arbitrators shall be authorized to determine whether a Party is the prevailing Party, and if so, to award to that prevailing Party reimbursement for its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges and travel expenses), or the fees and costs of the

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arbitrators. Absent the filing of an application to correct or vacate the arbitration award as permitted by Applicable Law, each Party shall fully perform and satisfy the arbitration award within fifteen (15) days of the service of the award.

15.3        Interim Relief. Notwithstanding any other provision of this Agreement, either Party may seek interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief, in a court of competent jurisdiction, concerning any dispute other than a dispute subject to determination by the Executive Officer of P&G pursuant to Section 3.5(b), if necessary to protect the interests of such Party. This Section shall be specifically enforceable.

15.4        Waiver. By agreeing to this binding arbitration provision, the Parties understand that they are waiving certain rights and protections which may otherwise be available if a dispute between the Parties were determined by litigation in court, including the right to seek or obtain certain types of damages precluded by this provision, the right to a jury trial, certain rights of appeal, and a right to invoke formal rules of procedure and evidence.

15.5        Choice of Law. The validity, performance, construction, and effect of this Agreement shall be governed by the laws of the State of Delaware, without regard to conflicts of law principles that would provide for application of the law of another jurisdiction.

ARTICLE 16

MISCELLANEOUS

16.1        Assignment. Either Party may assign this Agreement (a) to any Affiliate of such Party without the prior written consent of the other Party, provided that such Party provides the other Party with written notice of such assignment and remains fully liable for the performance of such Party’s obligations hereunder by such Affiliate, (b) without the prior written consent of the other Party, to its successor in interest by way of merger, spin-off, acquisition, or sale of all or substantially all of its assets to which this Agreement relates, provided that such Party provides the other Party with written notice of such assignment; or (c) without the prior written

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consent of the other Party, in connection with a Change of Control of such Party, provided that such Party provides the other Party with written notice of such assignment. Any other assignment of this Agreement by a Party requires the prior written consent of the other Party. Any assignment in violation of this Section 16.1 shall be null and void. This Agreement shall be binding on and shall inure to the benefit of the permitted successors and assigns of the Parties hereto. Notwithstanding the foregoing, in the event that a Party assigns this Agreement to its successor in interest following a by way of merger, acquisition or sale of all or substantially all of its assets to which this Agreement relates, the intellectual property rights of such successor in interest, and of any of its Affiliates as of the time immediately prior to such assignment, as existing immediately prior to the closing of such transaction, shall be automatically excluded from the rights licensed to the other Party under this Agreement.

16.2        Force Majeure. If either Party shall be delayed, interrupted in or prevented from the performance of any obligation hereunder by reason of force majeure including an act of God, fire, flood, earthquake, war (declared or undeclared), public disaster, act of terrorism, strike or labor differences, governmental enactment, rule or regulation, or any other cause beyond such Party’s reasonable control, such Party shall not be liable to the other therefor; and the time for performance of such obligation shall be extended for a period equal to the duration of the force majeure which occasioned the delay, interruption or prevention. The Party invoking such force majeure rights of this Section 16.2 must notify the other Party in writing within a period of fifteen (15) days of both the first and last day of the force majeure unless the force majeure renders such notification impossible in which case notification will be made as soon as possible. If the delay resulting from the force majeure exceeds [*], [*].

16.3        Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter herein and, effective on the Effective Date, supersedes all previous agreements between the Parties with respect to the subject matter herein, whether written or oral, including the Mutual Non-disclosure Agreement entered into by the Parties on [*] This Agreement shall not be changed or modified orally, but only by an instrument in writing signed by both Parties.

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16.4        Severability. If any provision of this Agreement is declared invalid by a court of last resort or by any court or other governmental body from the decision of which an appeal is not taken within the time provided by law, then and in such event, this Agreement will be deemed to have been terminated only as to the portion thereof that relates to the provision invalidated by that decision and only in the relevant jurisdiction, but this Agreement, in all other respects and all other jurisdictions, will remain in force; provided, however, that if the provision so invalidated is essential to the Agreement as a whole, then the Parties shall negotiate in good faith to amend the terms hereof as nearly as practical to carry out the original intent of the Parties, and, failing such amendment, either Party may submit the matter for resolution pursuant to Article 15.

16.5        Notices. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement (“Notice”) shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by nationally recognized delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in this Section 16.5 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 16.5. Such Notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile (with transmission confirmed) or on the second business day (at the place of delivery) after deposit with a nationally recognized overnight delivery service. Any notice delivered by facsimile shall be confirmed by a hard copy delivered as soon as practicable thereafter. This Section 16.5 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to ARYx:	ARYx Therapeutics, Inc.
6300 Dumbarton Circle
Fremont, CA 94555
Attention: Chief Executive Officer

If to P&G:	Procter & Gamble Pharmaceuticals, Inc.
2 P&G Plaza

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Cincinnati, OH 45202
Attention: President

and	Procter & Gamble Pharmaceuticals, Inc.
Mason Business Center
8700 Mason-Montgomery Road
Mason, OH 45040-9462
Attention: Associate General Counsel,
Pharmaceuticals

16.6        Further Assurances. The Parties agree to reasonably cooperate with each other in connection with any actions required to be taken as part of their respective obligations under this Agreement, and shall (a) furnish to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things (including working collaboratively to correct any clerical, typographical, or other similar errors in this Agreement), all as the other Party may reasonably request for the purpose of carrying out the intent of this Agreement.

16.7        Agency. Neither Party is, nor will be deemed to be an employee, agent or representative of the other Party for any purpose. Each Party is an independent contractor, not an employee or partner of the other Party. Neither Party shall have the authority to speak for, represent or obligate the other Party in any way without prior written authority from the other Party. Nothing in this Agreement shall be construed by either Party to establish that the Parties are in a partnership or joint venture, including for tax purposes.  If for any reason this Agreement were to be interpreted as a partnership, although both Parties have explicitly agreed that it is not, for tax purposes this Agreement shall be construed to recognize that any deduction or amortization attributable to P&G’s upfront payment and milestones, if any, are allocable to and deductible solely by P&G.

16.8        No Waiver. Any omission or delay by either Party at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof, by the other Party, shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement. Any waiver by a Party of a particular breach or default by the other Party shall not operate or be construed as a waiver of any

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subsequent breach or default by the other Party.

16.9        No Strict Construction. This Agreement has been prepared jointly by the Parties and shall not be strictly construed against either Party.

16.10      Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein shall mean including, without limiting the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto.

16.11      References. Unless otherwise specified, (a) references in this Agreement to any Article, Section or Exhibit shall mean references to such Article, Section or Exhibit of this Agreement, (b) references in any section to any clause are references to such clause of such section and (c) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently varied, replaced or supplemented from time to time, as so varied, replaced or supplemented and in effect at the relevant time of reference thereto.

16.12      Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this License, Development, and Commercialization Agreement through their duly authorized representatives to be effective as of the Effective Date.

ARYX THERAPEUTICS, INC.		PROCTER & GAMBLE PHARMACEUTICALS, INC.

By:	/s/ Paul Goddard	By:	/s/ Mark A. Collar

Name:	Paul Goddard	Name:	Mark A. Collar

Title:	CEO	Title:	President

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EXHIBIT A

ARYX PATENTS

[*]

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

A-1

EXHIBIT B

CRITERIA FOR S-GERD TIERS AND REQUIRED S-GERD ANALYSES

[*]

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

B-1

EXHIBIT C

POTENTIAL SUBLICENSING COUNTRIES

The list of countries set forth in this Exhibit is for informational purposes only and is not binding for any purpose.

[*]

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

C-1

EXHIBIT D

TRANSITIONAL ACTIVITIES BY ARYX

Clinical and Toxicology Final Study Reports (Per ARYx’s SOPs) Needed from ARYx

REPORT	TIME NEEDED
PRECLINICAL/TOXICOLOGY STUDIES
[*]	[*]
[*]	[*]
[*]	[*]
CLINICAL STUDIES
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

CMC Items Needed from ARYx

Items needed within 30 days after the Effective Date unless waived by P&G

[*]

Items needed within 90 days after the Effective Date unless waived by P&G

[*]

Items needed to be archived and accessible in a manner approved by P&G within 180 days after the Effective Date

[*]

Regulatory documents to be delivered to P&G in accordance with Section 5.1(a):

[*]

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

D-1

For clarity, to the extent items listed on this Exhibit D are also referenced in Exhibit E as Materials available to be transferred to P&G, P&G shall pay a transfer price for such Materials in accordance with Section 4.4.

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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EXHIBIT E

MATERIALS AVAILABLE TO BE TRANSFERRED AND ASSOCIATED TRANSFER PRICES

[*]

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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EXHIBIT F

CO-DEVELOPMENT AGREEMENT TERMS

The capitalized terms used in this Exhibit and not defined in this Exhibit shall have the meaning set forth in the Agreement.

1.                                       Each Party shall each bear [*] of any Co-Development Expenses. “Co-Development Expenses” shall be defined in detail in the Co-Development Agreement and shall generally mean all prelaunch expenses for the applicable Co-Developed Product with respect to the current indication and future indications (a) incurred by [*] in connection with the [*] that [*] the [*] even if these costs or expenses [*], or (b) by [*] on or after the [*] of the [*] pursuant to a Development Plan and [*].

2.                                       Co-Development Expenses shall be subject to reimbursement, as follows. Within [*] after the end of each quarter the Party that has paid less than its share of the Co-Development Expenses for such calendar quarter shall make a reconciling payment to the other Party to achieve the allocation of Co-Development Expenses set forth in Section 1 of this Exhibit.

3.                                       In exchange for co-funding a Co-Developed Product as set forth above, ARYx shall be entitled to a share of the Operating Profit/Loss generated by sales of the applicable Co-Developed Product in the [*] which share shall be some value between [*] and shall be specified in the Co-Development Agreement. P&G shall be entitled to the remainder of such Operating Profit/Loss. “Operating Profit/Loss” shall mean Net Sales of the applicable Co-Developed Product in the [*], less certain Co-Developed Product-related costs and expenses to be defined in the Co-Development Agreement.

4.                                       Sales of Co-Developed Products shall be excluded from aggregate sales calculations for the purpose of determining commercialization milestones under Section 8.4 of the Agreement, and no royalties shall be owed under Section 8.5 of the Agreement on sales of Co-Developed Products in the U.S.

5.                                       Co-development of Co-Developed Products in the U.S. shall be overseen by a joint

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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development committee composed of three (3) representatives from each Party, which will be formed as a subcommittee of the JSC pursuant to the Agreement. Disputes shall be subject to escalation and tie-break as set forth in Section 3.5 of the Agreement.

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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EXHIBIT G

CO-PROMOTION AGREEMENT TERMS

The capitalized terms used in this Exhibit and not defined in this Exhibit shall have the meaning set forth in the Co-Promotion Agreement. Capitalized terms not defined herein shall be defined in the Co-Promotion Agreement.

1.                                       P&G shall compensate ARYx for co-promoting a Licensed Product through payments based on PDEs to the Target Audience, the number and percentage of which to be provided by each Party shall be agreed in the Co-Promotion Agreement. The calculation of PDEs and the per-PDE payments shall be consistent with P&G’s standard practices with respect to its own sales force(s) with respect to the Target Audience. A PDE shall consist of a [*], the definitions of which shall be provided in the Co-Promotion Agreement. The “Primary Detail Cost” for ARYx’s employee or contract “Representatives” shall be the average of P&G’s “Primary Detail Cost” as determined by the actual average cost per P&G representative in the [*] with [*] responsibility for calling on the Target Audience divided by the average number of “Calls” made by such representatives in the U.S. during the previous [*] period, [*]. Calculation of the actual average cost per Representative shall include the [*].

Calculation of the actual average cost per representative shall not include the [*].

2.                                       The Co-Promotion Agreement will include a minimum, renewable term of ARYx’s participation in co-promotion, initially to be no less than [*] of effort, minimum levels of participation relative to ARYx’s PDE commitment (i.e. the number of PDEs) to the Target Audience where no less than [*] of the PDEs shall be in the [*] position, performance standards, along with corresponding compliance requirements and penalties, applicable to ARYx’s detailing of the applicable Licensed Product to the Target Audience. ARYx shall use P&G approved adverse event reporting (forms and process), sales materials and samples at levels consistent with those used by P&G sales representatives calling on similar health care professionals. Any contract sales force used by ARYx shall be reasonably acceptable to P&G.

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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3.                                       Any changes to sales coverage on the part of ARYx requires the consent of P&G at least [*] in advance of the effective date of such change, which consent shall not be unreasonably withheld; provided, however, that P&G shall have no obligation to consent to any change that would [*] the [*] of the Licensed Product.

4.                                       Each Party shall be responsible for training its relevant sales representatives and managers thereof in the detailing and promotion of the Licensed Product, at its sole expense; provided, however, that P&G shall, at its election, (a) allow ARYx’s sales representatives to attend and participate, at ARYx’s expense (including the cost of training material) in the training programs described in the Section 6.6 of the Agreement or (b) permit ARYx to provide Licensed Product training to ARYx’s sales personnel that is substantially equivalent to such programs as provided by P&G to its sales personnel, provided that P&G will provide initial Licensed Product training to ARYx’s training personnel (e.g. train ARYx’s trainers). The training expenses paid by ARYx will not exceed the amounts generally charged by P&G for training representatives from external sales organizations.

5.                                       At ARYx’s reasonable request, P&G will provide advice based on its experience with contract sales support and services in creating a selling capability.

6.                                       Each Party shall provide its own internal administrative and logistical support as is usual and customary in the pharmaceutical industry, including with respect to the distribution of samples and literature, administrative support services, management of information and required sales technology (e.g. territory management systems) and the setting, monitoring and executing incentive programs, if any, for its sales representatives.

7.                                       P&G shall control all Commercialization decisions, including pricing, marketing strategy, development of marketing and sales materials, sampling and sales tactics.

8.                                       Product liability costs and expenses with respect to any co-promoted Licensed Product shall be shared by the Parties based on their relative levels of participation, except that if it is determined that a Party engaged in the promotion or representation of a Licensed Product in violation of Applicable Law, then that Party shall be solely responsible for any product liability, cost, or expense related to such violation.

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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EXHIBIT H

CRITERIA FOR QTC TIERS

[*]

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

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EXHIBIT I

SAMPLE ROYALTY CALCULATION

[*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.